Integrity VAROOM II
As filed with the Securities and Exchange Commission on April 26, 2024
Registration Nos. 333-178438 and 811-04844

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment Number:
Post-Effective Amendment Number: 14    [x]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment Number: 165    [x]

(Check appropriate box or boxes)

Separate Account I of Integrity Life Insurance Company
(Exact Name of Registrant)

Integrity Life Insurance Company
(Name of Depositor)
400 Broadway, Cincinnati, Ohio 45202
(Address of Depositor's Principal Executive Offices) (Zip Code)
(513) 629-1648
(Depositor's Telephone Number, including Area Code)

The Western and Southern Life Insurance Company
(Name of Guarantor)
400 Broadway, Cincinnati, Ohio 45202
(Address of Guarantor's Principal Executive Offices) (Zip Code)
(513) 629-1648
(Guarantor's Telephone Number, including Area Code)

Bryan J. Kreyling, Esq.
Counsel
Western & Southern Financial Group, Inc.
400 Broadway, Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b) of Rule 485
x	on May 1, 2024 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
75 days after filing pursuant to paragraph (a)(2) of Rule 485 on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

This post-eff amendment designates a new effective date for a previously filed post-eff amendment.

Title of Securities Being Registered: VAROOM® II Flexible Premium Variable Annuity

VAROOM® II Variable Annuity
May 1, 2024
Integrity Life Insurance Company
Separate Account I of Integrity Life Insurance Company
This prospectus describes a flexible premium deferred variable annuity contract. This prospectus contains information about Separate Account I of Integrity Life Insurance Company (Separate Account I) and the contract that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
The contract must be issued as a traditional IRA, Roth IRA, or SEP IRA (collectively referred to as IRAs). This contract does not provide the tax advantages typically provided by an annuity contract. The tax advantages of this contract exist solely through its qualification as an IRA.
Except for the Fidelity VIP Government Money Market Portfolio, the Funds available for investment under this contract are also available for direct purchase by the general public.
Two of the reasons Exchange-Traded Funds (ETFs) are attractive to direct purchasers are tax efficiency and cost-effectiveness.  Tax efficiency associated with ETFs will not be realized by purchasing this contract because this contract is an IRA.  The ETFs in which the subaccounts invest are cost-effective, but that cost-effectiveness will be reduced by the expenses of this contract. These expenses include the administration expenses that are used, in part, to reimburse us for the cost and commissions associated with investing in the underlying ETFs.
If you purchase shares of these Funds directly from a broker-dealer, you will not pay separate account expenses, but may pay commissions. You will also not have access to an annuity benefit, a guaranteed Death Benefit and an optional guaranteed living benefit. Because of these additional separate account expenses, which affect your contract values and the returns on your investment, you should refer only to information about returns on the Subaccount Units available through this contract, and should not refer to information about returns on these Funds that may be available through other sources.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
This annuity is not a deposit of a bank or other financial institution. It is not insured by the Federal Deposit Insurance Corporation, the National Credit Union Share Insurance Fund or other federal entity. It is subject to investment risks, including possible loss of the principal amount invested.
If you are a new investor in the contract, you may cancel your contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
This prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

GLOSSARY
Account Value - the value of your contract, which consists of the value of your Investment Options added together.
Administrative Office - the address you are required to use to make requests and give instructions about your annuity contract.

Regular Mail: Integrity Life Insurance Company P.O. Box 5720 Cincinnati, Ohio 45201-5720	Overnight Mail: Integrity Life Insurance Company 400 Broadway, MS 74 Cincinnati, Ohio 45202-3341
Phone: 1-800-325-8583
Annuitant - the human being whose life is used to determine the Maturity Date of the contract and the amount of the Annuity Option.
Annuity Date - any date on or before the Maturity Date that you elect an Annuity Option.
Annuity Option - an arrangement under which income payments are made.
Business Day - any day that the New York Stock Exchange is open.
Contract Anniversary - occurs once annually on the same day as the Contract Date.
Contract Date - the date we issue you the contract; it is shown on the specification pages of your contract.
Contract Year - a year that starts on your Contract Date or any Contract Anniversary.
Death Benefit - benefit paid to the beneficiary on the Death Benefit Date.
Death Benefit Date - the date we receive an original certified death certificate and our death claim forms in Good Order, including the beneficiary's election of form of payment.
Exchange-Traded Funds (ETFs) - a type of investment fund that invests in a basket of securities or other assets and trades like a stock on an exchange.
Fixed Account - an Investment Option offering a fixed rate of return.
Free Withdrawal Amount - the amount you may withdraw in any Contract Year without paying a withdrawal charge.
Fund - an investment in which a Subaccount invests; all Funds in this annuity are ETFs, except the Fidelity VIP Government Money Market Portfolio.
General Account - the Company’s account that contains all of our assets other than those held in separate accounts.
Good Order - complete information we require to process your application, claim or any request received at our Administrative Office, the address of which is noted above in this Glossary.
Guaranteed Lifetime Withdrawal Benefit (GLWB) - an optional benefit Rider that guarantees lifetime payments will be available for withdrawal.
GLWB Investment Strategies - investment strategies available for the GLWB Rider.
Investment Options - Subaccounts and the Fixed Account, collectively.
IRA - Individual Retirement Annuity under section 408(b), 408(k) or 408A of the Tax Code.
IRS - the Internal Revenue Service.
Maturity Date - the 100th birthday of the Annuitant named on the Contract Date. The Maturity Date is the latest date you can either elect an Annuity Option or receive a lump sum payment.

Qualified Age - the age by which you must commence required minimum distributions from a Qualified Contract in accordance with the Tax Code and applicable IRS regulations. For an owner that reached age 70½ on or before December 31, 2019, the applicable age is 70 ½. For an owner that reached age 72 on or before December 31, 2022, the applicable age is 72. For an owner that reached age 72 after December 31, 2022 and reaches age 73 on or before December 31, 2032, the applicable age is 73. For an owner that reaches age 74 after December 31, 2032, the applicable age is 75.
Rider - a supplement to your contract that provides optional benefits at an additional cost.
Required Beginning Date - April 1st of the year after the calendar year in which the owner reaches the Qualified Age; this is the date when the owner must begin taking Required Minimum Distributions from a Traditional or SEP IRA unless an exemption is otherwise available under applicable law.
Required Minimum Distribution (RMD) - annual withdrawal amount required under the Tax Code based on the prior calendar year-end fair market value of this contract only, as calculated by us.
Separate Account - Separate Account I of Integrity Life Insurance Company. Its assets are segregated from the General Account by Integrity Life and divided into Subaccounts.
Subaccounts - Investment Options available to you under the contract other than the Fixed Account. Each Subaccount is a division of the Separate Account and invests exclusively in a single Fund with the same name.
Surrender Value - your Account Value reduced by any withdrawal charge and premium tax.
Systematic Transfer Option (STO) - a Fixed Account that accepts new premiums, which must be transferred from the STO into Subaccounts within either a six-month or one-year period.
Tax Code - the Internal Revenue Code of 1986, as amended, or any corresponding provisions of subsequent United States tax laws, and applicable regulations of the Internal Revenue Service (IRS).
Unit - measure of your ownership interest in a Subaccount.
Unit Value - value of each Unit calculated on each Business Day.

Part 1 – Key Information, Overview, Fee Table, and Principal Risks of Investing in the Contract
Important Information You Should Consider About the VAROOM II Contract

Fees and Expenses		Location in Prospectus
Charges for Early Withdrawals
If you withdraw money within five years following your last contribution, you may be assessed a withdrawal charge of up to 7% of the value of the contribution withdrawn.
For example, if you withdrew a $100,000 initial contribution during the first year after that contribution, you could be assessed a charge of up to $7000 on the contribution withdrawn.
Deductions and Charges
Transaction Charges	Apart from the withdrawal charge, there are no other transaction charges under the contract.	Deductions and Charges
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Deductions and Charges
	Annual Fee	Minimum	Maximum
	1. Base contract	1.90%¹	1.90%¹
	2. Investment options (Fund fees and expenses)	0.03%[2]	0.49%[2]
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	1.10%[3]	1.50%[3]

(1)The Base Contract Charge is the sum of the mortality and expense risk charge of 0.75%, the Administration Charge of 0.35%, and the Distribution Charge of 0.80%. Charges are assessed daily on the Account Value in the Subaccounts.
 (2) As a percentage of Fund net assets. Fund fees and expenses are as of December 31, 2023, and may vary from year to year.
(3)The minimum optional benefit fee corresponds to the Guaranteed Lifetime Withdrawal Benefit, Investment Strategy 1, and applies to those who submit an application to purchase a contract and elect a GLWB rider on or after June 7, 2021. The annual charge is 0.65% instead for contract owners that elected that GLWB Rider prior to June 7, 2021. The maximum optional benefit fee corresponds to the Guaranteed Lifetime Withdrawal Benefit, Investment Strategy 2, and applies to those who submit an application to purchase a contract and elect a GLWB rider on or after June 7, 2021. The annual charge is 0.85% instead for contract owners that elected that GLWB Rider prior to June 7, 2021. For elections of the GLWB rider on or after June 7, 2021, the highest possible separate account annual expenses amount to a current charge of 3.40%. For elections prior to June 7, 2021, the highest possible separate account annual expenses with GLWB is 2.75%. You may elect only one of the Guaranteed Lifetime Withdrawal Benefit Investment Strategies.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

Lowest Annual Cost:	Highest Annual Cost:
$1,770.24	$3,122.65

•Assumes:
•Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Fund fees and expenses
• No optional benefits
• No sales charges
• No additional Purchase Payments, transfers, or withdrawals

•Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of optional benefits and Fund fees and expenses
•No sales charges
•No additional Purchase Payments, transfers, or withdrawals

Risks		Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
• Withdrawal charges apply for up to five years following your last contribution.
• Withdrawal charges will reduce the value of your contract if you withdraw money during the withdrawal charge period.
• The benefits of tax deferral mean the contract is more beneficial to investors with a long time horizon.
Principal Risks of Investing in the Contract

Risks Associated with Investment Options
•An investment in this contract is subject to the risk of poor investment performance, and can vary depending on the performance of the investment options available under the Contract (e.g., the Funds).
• There are unique risks associated with each Fund and the Fixed Account.
• Other than the Money Market Portfolio, the Funds are exchange-traded funds that have risks not present with non-ETF mutual funds. For example, if the ETF custodian or third party broker-dealers terminate their services and replacement services cannot be secured, then we would be required to disallow additional contributions.
• The ETFs offered through VAROOM II track indices passively, and thus are not actively-managed funds.
• Shares of ETFs may trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of the ETF shares may decrease.
Principal Risks of Investing in the Contract ETF Custodian
Insurance Company Risks
An investment in the contract is subject to the risks related to Integrity Life Insurance Company, including that any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of Integrity Life. More information about Integrity Life Insurance Company, including its financial strength ratings, is available at the following toll-free telephone number: 1-800-325-8583.
Principal Risks of Investing in the Contract
Restrictions
Investments
•Integrity Life Insurance Company reserves the right to remove or substitute Funds as investment options available under the contract.
• If you elect the GLWB, you must allocate your premium to only one of the two GLWB Investment Strategies.
• We reserve the right to limit transfers if frequent or large transfers occur.
Integrity Life and the Separate Account Terms of Your Variable Annuity Optional Benefits

Optional Benefits
•If you own the GLWB rider and take Nonguaranteed Withdrawals, your lifetime payments will decrease and the rider may terminate. In addition, withdrawals must be taken pro rata from your Investment Options.
• Under the GLWB rider, if you withdraw less than the Lifetime Payout Amount (LPA) in any calendar year, you cannot carry over or add the remaining LPA to withdrawals made in future years.
• Under GLWB Investment Strategy 1, you must allocate your premium according to one of three model portfolios. Under GLWB Investment Strategy 2, the subaccounts are divided into 5 groups that vary in investment orientation, and you then must select from among the Subaccounts designated for the group.
• We terminate the GLWB rider automatically upon certain events (e.g., the date you voluntarily elect an Annuity Option).
Optional Benefits
Taxes
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
• Given that the contract must be issued as an IRA, you do not receive any tax benefit apart from the IRA.
• Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
Tax Aspects of the Contract
Conflicts of Interest
Investment Professional Compensation	Some investment professionals may receive compensation for selling the contract to investors. These financial arrangements could create a conflict of interest between the broker-dealer or the registered representative and the customer.	Commission Allowance and Additional Payments to Distributors
Exchanges	Some investment professionals may have a financial incentive to offer you the contract in place of the one you own. You should only exchange your current contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the contract rather than continue to own your existing contract.	Commission Allowance and Additional Payments to Distributors

Overview of the Contract
The following is intended as a summary. Please read each section of this prospectus for additional detail.
The contract is designed for investors who intend to accumulate funds for retirement or other long-term financial planning purposes, and thus is best suited for those with a long investment horizon. Although you have the ability to make partial withdrawals and/or surrender the contract at any time during the accumulation phase, the contract should not be viewed as a highly liquid investment.

Contract is an IRA
This contract is a variable annuity that must be issued as an Individual Retirement Annuity (IRA) as defined by section 408(b), 408(k) or 408A of the Tax Code. The contract itself does not provide the tax advantages typically provided by a variable annuity. The tax advantages available with this contract exist solely through the contract's qualification as an IRA.
You may want to purchase ETFs through a variable annuity issued as an IRA vs. directly through the IRA for several reasons, including, but not limited to, that this annuity provides a guaranteed minimum death benefit, access to guaranteed annuitization that can provide income for life and offers an optional living benefit that can provide income for life.
Your Rights and Benefits
As the owner of the contract, you have the following rights:
•To contribute, transfer and withdraw money. See Part 5.
•To invest your premiums in the Investment Options. See Part 3.
•To elect any optional benefit available at the time you purchase the annuity contract. See Part 6.
•To elect an Annuity Option. See Part 5, section titled "Maturity Date and Annuity Option."
•To name one or more beneficiaries to receive the Death Benefit. See Part 5, sections titled "Death Benefit" and “Selecting and Changing Your Beneficiary.” If the owner is a custodian, the owner must name itself as the sole beneficiary.
Phases of the Contract
The contract has two phases – the accumulation phase and the annuity phase. During the accumulation phase, subject to certain restrictions, you can apply contributions to your contract, and we provide a Death Benefit. Once you begin receiving income payments under an Annuity Option, your contract enters the annuity phase and we make periodic payments to you consistent with the Annuity Option you selected. During the annuity phase you will receive a stream of income payments and will not be able to take withdrawals, and the Death Benefit and any GLWB rider you may have elected will terminate.
Investment Goals and Risks
You may invest in any of the Investment Options available to you under the contract, including the Subaccounts and the Fixed Account. Each Subaccount carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. The Subaccounts invest in underlying Funds, which in turn invest in common stocks, bonds or other investments. Additional information about each Fund is provided in an Appendix to this prospectus, entitled “Funds Available Under the Contract.”
The Fixed Account Investment Option has a stable value. However, the ability of Integrity Life Insurance Company to fulfill its obligations under the Fixed Account is dependent on its financial strength and claims-paying ability. Account Value and Surrender Value
Your Account Value consists of the values of your Investment Options added together. Any amount allocated to a Subaccount will go up or down in value depending on the investment performance of the corresponding Fund. The value of contributions allocated to the Subaccounts is not guaranteed. However, the value of your premiums allocated to the Fixed Accounts is guaranteed by Integrity Life Insurance Company. Your Account Value is subject to various charges. See Part 4.
Your Surrender Value is equal to your Account Value, reduced by any withdrawal charge and any applicable premium tax. See Part 4.
Your minimum Account Value is $2,000. If the Account Value goes below the minimum Account Value and we have received no premiums from you for two years, we may terminate the contract and pay you the Account Value. We will notify you in advance and will give you at least 60 days to contribute additional premium to bring the Account Value above the minimum if you wish to keep your contract in force. The minimum Account Value does not apply if you have a GLWB Rider.
If you take withdrawals (other than the Free Withdrawal Amount or RMD), this contract also requires that you have a minimum Account Value of $20,000 remaining after the withdrawal. (Please note that you may fully surrender your contract at any time.) This rule does not apply if you have a GLWB Rider. See Part 5, section titled “Withdrawals.”

Death Benefit
As a standard feature, the contract provides a Death Benefit. The Death Benefit is equal to the greater of:
1.     the Account Value on the Death Benefit Date; and
2.     your total premiums minus proportionate adjustments for partial withdrawals, including any withdrawal charge. A proportional adjustment means that your Death Benefit will be reduced by the same percentage as your withdrawal bears to your Account Value at the time of withdrawal.
Optional Benefits and Features
For an additional fee, you can elect the GLWB Rider. The GLWB Rider guarantees lifetime payments for you (or you and your covered spouse if you elect the Spousal GLWB Rider) regardless of how your investments perform, as long as the Rider is in effect. However, as discussed in Section 6 of this prospectus, any withdrawals you take that deviate from the terms of the Rider (e.g., a withdrawal exceeding the Lifetime Payment Amount) can have a detrimental impact on the value of your Rider.
We also offer programs designed to help you allocate contributions and Account Value. These programs are detailed in Section 9, and in summary are as follows:
•Systematic Withdrawal Program: allows you to pre-authorize periodic withdrawals from your contract prior to your Annuity Date.
•Income Plus Withdrawal Program: allows you to pre-authorize substantially equal periodic withdrawals, based on your life expectancy as defined by the Tax Code, from your contract any time before you reach age 59½. You will not have to pay a tax penalty for these withdrawals, but they will be subject to ordinary income tax.
•Choices Plus Required Minimum Distribution (RMD) Program: This program allows you to pre-authorize withdrawals from your Qualified Annuity contract after you turn the age by which you must commence required minimum distributions from a Qualified Contract in accordance with the Tax Code and applicable IRS regulations (for an owner that reached age 72 on or before December 31, 2022, the applicable age is 72; for an owner that reached age 72 after December 31, 2022 and reaches age 73 on or before December 31, 2032, the applicable age is 73; and for an owner that reaches age 74 after December 31, 2032, the applicable age is 75) ("Qualified Age").
•Systematic Transfer Program: a program where we accept new premiums into a Systematic Transfer Option (STO), which is a Fixed Account, and make transfers out of the STO to one or more Subaccounts on a monthly or quarterly basis.
•Customized Asset Rebalancing Program: allows you to maintain a diversified investment mix that is appropriate for your goals and risk tolerance. Asset rebalancing periodically resets your investments to your original allocations, ensuring that your asset mix stays in line with your investment strategy.
How Your Contract is Taxed
You should read Part 8, “Tax Aspects of the Contract” for more information and consult a tax advisor about your particular circumstances. Most of the withdrawals you make before you are 59½ years old are subject to a 10% federal tax penalty on the amounts withdrawn.
Fee Table
The following tables describe the fees and expenses you will pay when buying, owning, and surrendering or making withdrawals from the contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender or make withdrawals from the contract, or transfer Account Value between investment options. State premium taxes may also be deducted.1

Transaction Expenses

Deferred Sales Load - as a percentage of contributions[2]	7%
acle (pre 1-1-12) Integrity     9

1 State premium taxes currently range from 0% to 1.0%.
2 The withdrawal charge decreases over time and is eliminated for each premium after it reaches five years old. See Part 4.
The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Fund fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses

	Maximum Charge	Current Charge
Base Contract Expenses (as a percentage of average Account Value in Subaccounts)[1]	1.90%	1.90%
Optional Benefit Expenses
Optional Guaranteed Lifetime Withdrawal Benefit, Investment Strategy 1	1.50%	1.10%[2]
Optional Guaranteed Lifetime Withdrawal Benefit, Investment Strategy 2	1.50%	1.30%[3]

1 The Base Contract Charge is the sum of the mortality and expense risk charge of 0.75%, the Administration Charge of 0.35%, and the Distribution Charge of 0.80%. Charges are assessed daily on the Account Value in the Subaccounts.
2 The annual current charge is 0.65% for contract owners that elected the GLWB Rider prior to June 7, 2021. You may elect only one of the optional Guaranteed Lifetime Withdrawal Benefit Investment Strategies.
3 The annual current charge is 0.85% for contract owners that elected the GLWB Rider prior to June 7, 2021. You may elect only one of the optional Guaranteed Lifetime Withdrawal Benefit Investment Strategies.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time you own the contract. A complete list of Funds available under the contract, including their annual expenses, may be found at the back of this document in Appendix A – Funds Available Under The Contract.

Annual Fund Expenses*	Minimum	Maximum
(expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.03%	0.49%
*The expenses listed are for the year ended December 31, 2023, and will vary from year to year. There may be expense reimbursements or fee waivers in effect, which if applied, would result in lower charges than what is depicted here.
Examples
This example is intended to help you compare the cost of investing in this contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual Fund expenses.
Each example assumes that you invest $100,000 in the contract for the time periods indicated. Each example also assumes that your investment has a 5% return each year, and assumes (except for the “without rider” example) the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Highest Cost Example With Rider
If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$11,067	$18,315	$24,718	$42,421

If you do not surrender your contract or if you annuitize under an Annuity Option with a life contingency or with a period certain providing for fixed payments over 10 or more years at the end of the applicable period:

1 year	3 years	5 years	10 years
$4,067	$12,315	$20,718	$42,421
Highest Cost Example Without Rider
If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$9,500	$13,688	$17,139	$28,006

If you do not surrender your contract or if you annuitize under an Annuity Option with a life contingency or with a period certain providing for fixed payments over 10 or more years at the end of the applicable period:

1 year	3 years	5 years	10 years
$2,500	$7,688	$13,139	$28,006

Principal Risks of Investing in the Contract
There are risks associated with investing in this contract. You can lose money in a variable annuity contract, including potential loss of your original investment. The value of your investment and any returns will depend on the performance of the Funds and other Investment Options you select. It is possible for your Account Value to be less than the sum of your contributions.
Variable annuities are not a short-term investment vehicle. The withdrawal charge applies for a number of years after the date(s) of the contributions you make to the contract, so the contract should only be purchased for the long-term. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings and may be subject to a 10% income tax penalty if taken before age 59½. Accordingly, you should carefully consider your income and liquidity needs before purchasing a contract.
Set forth below are some specific risks you should consider.
Investment Risk. You bear the risk of any decline in the Account Value attributable to the performance of the Funds. The Funds could decline in value very significantly, and there is a risk of loss of your entire amount invested. The investment risks are described in detail in the prospectus for each Fund, and vary among the Funds. Generally, if the Subaccounts you have selected make money, your Account Value goes up. If they lose money, your Account Value goes down. You bear the entire investment risk. Even a Subaccount investing in a money market fund may have negative returns, particularly due to the fees and charges deducted at the Subaccount level. We do not promise that the Funds will meet their investment objectives. Interests in the contract and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Except for the Fidelity VIP Government Money Market Portfolio, each Fund is an ETF. ETFs differ from other funds in that they are bought and sold on a securities exchange, just like the common stock of an operating company. Each of the ETFs in VAROOM II tracks a securities index by using a representative sampling approach. Thus, the ETFs are subject to risks related to the investment management of the ETF’s portfolio securities. Because the ETFs offered through VAROOM II track securities indices, they generally have lower expenses and fees than actively managed mutual funds included as investment options within variable annuities.
Possible disadvantages of the Subaccounts investing in ETFs include the following:
•    Tax efficiency. ETFs are attractive to investors buying ETFs directly because of their tax efficiency and cost-effectiveness. Tax efficiency associated with ETFs will not be realized by purchasing this contract because this contract is an IRA. In addition, the ETFs in which the Subaccounts invest are cost-effective, but that cost-effectiveness will be reduced by the expenses of this contract.
•    Discount from NAV. Shares of ETFs may trade at a discount from their net asset value in the secondary market, particularly during periods of market stress. This risk is separate and distinct from the risk that the net asset value of the ETF shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors.
•    ETF Custodian. As discussed below in the section ETF Custodian, the ETF Custodian we have engaged works with third-party broker-dealers to buy and sell ETF shares. If these services are interrupted for whatever reason we might have to disallow additional contributions to the contract. Relatedly, it also is possible that the ETF sponsor will decide to stop creating new ETF shares.
Withdrawal and Surrender Risk. You should carefully consider the risks associated with withdrawals under the contract. A full surrender of the contract or a partial withdrawal from it may be subject to substantial surrender charges and income taxes. In addition, you cannot make withdrawals from the contract after it has been annuitized. Thus, you should not view the contract as a ready source of immediate cash. Rather, you should view the contract as a long-term investment designed to assist with your retirement financial needs.
Investment Restriction Risks. Under the GLWB Rider, you must allocate your premiums according to one of the two GLWB Investment Strategies – Basic Allocation or Self Style Allocation. Thus, the GLWB rider restricts the Funds you can invest in. These restrictions are intended to protect us financially, in that they reduce the likelihood that we will have to pay guaranteed benefits under the rider from our own assets. These restrictions could result in an opportunity cost – in the form of Funds that you did not invest in that ultimately might have generated superior investment performance.
Under the Systematic Transfer Option (STO), once you have invested premium in a STO, it cannot be transferred from the STO except as the automatic transfers made as part of that Investment Option. You should consider that restriction before allocating premiums to the STO.
Risk associated with Election of an Optional Benefit. Under the GLWB rider, there are requirements that must be adhered to in order to preserve and maximize the guarantees under the benefit. If you fail to adhere to these requirements, that may diminish the value of the benefit and even possibly cause termination of the benefit. In addition, it is possible that you will pay fees for an optional benefit without fully realizing the guarantees available under the benefit. For example, such would be the case if you were to hold the GLWB rider for many years and die sooner than anticipated, without having taken withdrawals. Finally, please be aware that so long as there is sufficient value in your contract to fund a withdrawal under the GLWB rider, the withdrawal is taken from your own contract value, rather than being paid out of Integrity Life’s assets.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our General Account (including Fixed Account interest, the death benefit, and annuity income payments) are subject to our financial strength and claims-paying ability. If we and/or our parent company Western and Southern Life Insurance Company (which guarantees the insurance obligations under the contracts) experience financial distress, we may not be able to meet our obligations to you.
Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the contract, and prior to age 59½ a tax penalty may apply. In addition, even if the contract is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.
Cybersecurity and Certain Business Continuity Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber attacks. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber attacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Account Value. For instance, cyber attacks may: interfere with our processing of contract transactions, including the processing of orders with the Funds; cause the release and possible destruction of confidential customer or business information; impede order processing, subject us and/or our service providers and intermediaries to regulatory fines, litigation and financial losses; and/or cause reputational damage. Cyber security risks may also affect the Funds or issuers of securities in which the funds invest, which may cause the Funds underlying your contract to lose value. There may be an increased risk of cyberattacks during periods of geo-political or military conflict.
We are also exposed to risks related to natural and man-made disasters, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster, including a pandemic (such as the COVID-19 pandemic), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. While we maintain cybersecurity and business continuity policies and procedures designed to prevent, detect, and/or address cybersecurity or disaster events, there can be no guarantee that we will always be able to avoid such events or that such events will not negatively impact our business, our ability to administer the contract, or your Account Value. In addition, we outsource certain critical business functions to third parties and, in the event of a cybersecurity or disaster event, we rely upon the successful implementation and execution of the cybersecurity and business continuity planning of such entities. While we monitor the cybersecurity and business continuity activities of these third parties, successful implementation and execution of their policies and procedures is largely beyond our control. If one or more of the third parties to whom we outsource such critical business functions experience operational failures, our ability to administer the contract could be impaired. Disaster events may negatively affect the computer and other systems on which we rely, impact our ability to calculate Account Value, or have other possible negative impacts. These events may also impact the Funds or the issuers of securities in which the Funds invest, which may cause the Funds underlying your contract to lose value.

Part 2 – Integrity Life and the Separate Account

Integrity Life Insurance Company
Integrity Life is a stock life insurance company organized under the laws of Arizona on May 3, 1966, and redomesticated to Ohio on January 3, 1995. Our principal executive office is located at 400 Broadway, Cincinnati, Ohio 45202. We are authorized to sell life insurance and annuities in 49 states and the District of Columbia. Integrity Life is a subsidiary of The Western and Southern Life Insurance Company, a life insurance company organized under the laws of the State of Ohio on February 23, 1888.
Integrity Life guarantees certain amounts under the contract. We refer to these guaranteed amounts as “insurance obligations,” such as income payments under the GLWB Rider after your Account Value is exhausted. In this case, we will pay you the income payments from our General Account. Benefit amounts paid from the General Account are subject to our financial strength and claims paying ability and our long-term ability to make such payments. There are risks to purchasing any insurance product.
The Western and Southern Life Insurance Company, Integrity Life’s parent company, has guaranteed the insurance obligations of Integrity Life to its contract owners, including the owners of this contract (the Guarantee). Amounts covered by the Guarantee are subject to the financial strength and claims paying ability of The Western and Southern Life Insurance Company. The Guarantee does not guarantee investment performance on the portion of your Account Value invested in the Subaccounts. The Guarantee provides that contract owners can enforce the Guarantee directly.
Separate Account I
Separate Account I of Integrity Life Insurance Company was established in 1986, and is maintained under the insurance laws of the State of Ohio. The Separate Account is a unit investment trust, which is a type of investment company governed by the Investment Company Act of 1940 (1940 Act).
Under Ohio law, we own the assets of our Separate Account and use them to support the Subaccounts of your contract and other variable annuity contracts. You participate in the Separate Account in proportion to the amounts in your contract. Integrity Life Insurance Company is responsible for all obligations under the contract. However, the assets of Integrity Life will not be used to pay any liabilities of Separate Account I, other than those arising under variable annuity contracts supported by Separate Account I.
Income, gains and losses, whether realized or unrealized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. The assets of the Separate Account may not be charged with the liabilities arising out of our other businesses. We may allow fees that are owed to us to stay in the Separate Account, and, in that way, we can participate proportionately in the Separate Account. We may also periodically withdraw amounts that are earned and owed to us from the Separate Account.
Subaccounts
The Separate Account is divided into Subaccounts. Each Subaccount invests in shares of a Fund with the same name. We may add, substitute or close Subaccounts from time to time, and we may limit the amount of your investment in one or more of the Subaccounts on a nondiscriminatory basis.
Each Subaccount available in this contract (except for the Fidelity VIP Government Money Market Portfolio) invests in the shares of a distinct ETF. Each ETF available through a Subaccount is a registered investment company. ETF shares are traded throughout the day on exchanges, such as the NYSE Arca, Inc. ETF shares may trade at, above or below their net asset value; however, for purposes of valuing the Subaccount Units, we will use the daily closing price of each ETF on its primary exchange.
Each ETF available through a Subaccount in this contract seeks investment results that correspond to an index. The returns on the ETF shares will not precisely correlate with the performance of the index. You cannot invest directly in an index. You may want to purchase this variable annuity instead of one that does not invest in passively managed ETFs for several reasons, including, but not limited to, that the underlying fund costs are substantially lower than actively managed underlying funds included in most variable annuities on the market today.
Distribution of Variable Annuity Contracts
Touchstone Securities, Inc., an affiliate of Integrity Life, serves as the principal underwriter for our variable annuity contracts. Touchstone Securities, Inc. and Integrity Life are under the common control of the same parent company: The Western and Southern Life Insurance Company. The principal business address of Touchstone Securities is 400 Broadway, Cincinnati, Ohio 45202. The contracts are sold by individuals who are licensed insurance agents and registered representatives of broker-dealers or financial institutions that have entered into distribution agreements with us.
ETF Custodian
Mid Atlantic Trust Company (MATC), a South Dakota registered non-depository trust company, is the custodian for the ETFs held by the Subaccounts. MATC provides certain services to the Separate Account, including custody of and accounting services for the ETFs owned by the Separate Account. MATC also facilitates execution of the purchase and sale of the ETFs through third-party broker-dealers. We pay for these services under an agreement with MATC. The third-party broker-dealers, working with MATC, provide the ETFs to the Separate Account at the daily closing price of each ETF on its primary exchange. These brokerage fees are paid by MATC.
The services of MATC and the third-party broker-dealers underlie the process supporting this variable annuity and the subaccounts’ investments. If either MATC or the third-party broker-dealers terminate or significantly modify the services provided to us, we will seek to replace those services through other providers or through other methods. If suitable replacement services are not available, we will take such other actions or make changes in how we operate as allowed by law and your annuity contract to mitigate any adverse effects on the Separate Accounts, you and us to the greatest extent reasonably possible. These actions could include working directly with broker-dealers to purchase ETFs; bringing in-house the services being provided by MATC; and/or making available index mutual funds as underlying investment options. While we believe it is highly unlikely, it is possible that under a worst-case scenario we would be required to disallow additional contributions into the contract, and that transfers could only be made into the money market subaccount (although your then-current allocations would not be affected).
Changes in How We Operate
We can change how the Company or our Separate Account operates, subject to the approval of federal or state regulators when required by the 1940 Act or other applicable laws. We will notify you if any changes result in a material change in the Funds or Investment Options. We may take one or more of the following actions:
•    combine the Separate Account with any other separate account we own;
•    transfer assets of the Separate Account to another separate account we own;
•    add, remove, substitute, close, change, combine or limit investment in Subaccounts or withdraw assets relating to your contract from one Subaccount and put them into another;
•    register or end the registration of the Separate Account under the 1940 Act;
•    operate our Separate Account under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are “interested persons” of Integrity Life);
•    restrict or eliminate any voting rights of owners or others that affect our Separate Account;
•    cause one or more Subaccounts to invest in a fund other than or in addition to the Funds;

•    operate our Separate Account or one or more of the Subaccounts in any other form the law allows, including a form that allows us to make direct investments; we may make any legal investments we wish;
•    make any changes required by the 1940 Act or other federal securities laws;
•    make any changes necessary to maintain the status of the contracts as annuities and/or IRAs under the Tax Code; or
•    make other changes required under federal or state law relating to annuities.
Part 3 – Your Investment Options

You may invest your premiums in the Subaccounts, the Fixed Account, or both, subject to any restrictions described in this prospectus. If you purchase one of the GLWB Riders, your Investment Options are limited. See Part 6.
The Funds
Each Subaccount invests in the shares of a distinct Fund. Each Subaccount and its corresponding Fund share the same name. The value of your Subaccount will vary with the performance of the corresponding Fund.
Information regarding each Fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund etc.) (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the appendix to this prospectus entitled “Funds Available Under the Contract”. Each Fund has issued a prospectus that contains more detailed information about the Fund. You may obtain paper copies of those prospectuses by calling our Administrative Office toll-free at 1-800-325-8583.
Static Asset Allocation Models
We are not currently offering asset allocation models. We have previously offered asset allocation models in connection with your variable annuity at no extra charge, and may do so in the future. Asset allocation is the process of investing in different asset classes – such as equity funds, fixed income funds, and alternative funds – depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees.
We have no discretionary authority or control over your choice of Subaccounts or your other investment decisions. We may make available educational information and materials, such as a risk tolerance questionnaire, that may help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice about whether an asset allocation model may be appropriate for you.
Each asset allocation model contemplates that a percentage of your Account Value is allocated to each Subaccount included in the model. The percentage allocation to any given Subaccount may be the same as that for another Subaccount or may differ. We revise each model annually, and such revisions can involve the identity of the Subaccounts included in the model and/or the percentage allocation to each Subaccount. When you select a model, we allocate your Account Value according to the model. If you have opted for rebalancing, we rebalance your Account Value to conform to the percentages in the model you selected and with the rebalancing frequency you selected. If you have not opted for rebalancing, we do not rebalance your Subaccount allocations. Apart from any such rebalancing, we make no changes to your Account Value allocations unless and until you give us further instructions. Thus, for example, we would not initiate a change to your Account Value allocations if, in a subsequent year, the percentage allocations under the model are changed. Nor would we notify you of a decision to cease offering a given model for new elections.
You should consult your investment professional periodically to consider whether any model you have selected is still appropriate for you. You may choose to invest in an asset allocation model or change your asset allocation at any time, subject to the limitations stated in your contract and this prospectus. See Part 5, section titled “Allocations and Transfers.”
Asset allocation does not ensure a profit, guarantee that your Account Value will increase or protect against a decline if market prices fall. An asset allocation model may not perform as intended. Any asset allocation models offered are based on then-available Funds in this annuity. We may discontinue, add, eliminate or change the models at any time.
For further information about the static asset allocation models, please contact our Administrative Office at 1-800-325-8583.

The Fixed Account
Our Fixed Account is offered through our General Account, which also supports any portion of the Death Benefit, the annuity benefit, and any guarantees under a Rider that are in excess of Account Value. The General Account is not registered under the Securities Act of 1933 or the 1940 Act. Disclosures regarding the Fixed Account and the General Account are subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Systematic Transfer Option (STO)
We offer a STO (a Fixed Account) that provides a fixed interest rate on each premium allocated to the STO. That interest rate is guaranteed for that premium while in the STO period selected. Available STO periods are six months or one year. All STO premiums will be automatically transferred into the Subaccounts within either six months or one year of your premium payment into the STO, depending on which STO period you select. You can invest in either the six-month or one-year STO at any one time, but not both. We require a minimum premium to the STO of $6,000 to fund the six-month STO or $12,000 to fund the one-year STO. We will automatically transfer equal amounts monthly for the six-month STO and either monthly or quarterly for the one-year STO. Once you have invested premium in a STO, it cannot be transferred from the STO except as the automatic transfers described above.
The STO is available for new premiums only. You cannot transfer from the Subaccounts into the STO. See “Systematic Transfer Program” in Part 9 for more details on this program. If you elect a GLWB Rider, the STO is only available for your initial premium received by us on or before the Contract Date.
You can get the current fixed interest rate applicable to STO by calling our Administrative Office at 1-800-325-8583.
Part 4 – Deductions and Charges

Separate Account Charges
We deduct a daily charge equal to an annual effective rate of 1.90% of your Account Value in each of the Subaccounts to cover our separate account charges, which include:
•    mortality and expense risk charge of 0.75%;
•    administration charge of 0.35%; and
•    distribution charge of 0.80%.
The mortality and expense risk charge pays us for assuming the mortality risk and the expense risk under the contract. The mortality risk, as used here, refers to our risk that Death Benefits are greater than anticipated, or that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The expense risk is our risk that the expenses of administering the contract will exceed the reimbursement for administrative expenses.
The administration charge is used to reimburse us for administrative expenses, including, but not limited to, processing applications, issuing contracts, processing customer orders and other requests, making investments, providing regular reports and confirmations to customers, providing reports and updates to regulators, maintaining accounting records for each contract owner, administering income payments, furnishing accounting and valuation services (including the calculation and monitoring of the daily Unit Values), reconciling and depositing cash receipts, and providing forms.
The administration charge also reimburses us for the cost and commissions associated with investing in the underlying ETFs, including brokerage commissions. The brokerage commissions associated with the ETF trades will be paid directly by MATC to the executing broker, and indirectly by us under an arrangement with MATC. See Part 1, section titled “ETF Custodian.” This arrangement is a proprietary fee arrangement based on a percentage of assets invested in the ETFs. Ultimately, this cost is passed along to you as part of this administrative expense.
The distribution charge reimburses us for the costs of distribution of this variable annuity, including commissions paid to our distributors.
We expect to make a profit from the separate account charges.

Fund Expenses
The net asset value of the Fund shares reflects investment management fees and other expenses that have already been deducted from the assets of the Funds. Please refer to Fee Table, section titled “Annual Portfolio Company Expenses,” and the individual Fund’s prospectus for details on Fund expenses.
Withdrawal Charge
If you withdraw your premiums, you may be charged a withdrawal charge of up to 7% of the premium. The amount of the withdrawal charge is a percentage of each premium withdrawn and not of the Account Value. The charge varies, depending upon the "age" of the premiums included in the withdrawal. The “age” of a premium is the number of years that have passed since each premium was paid.

Premium Year	Charge as a Percentage of the Premium Withdrawn
1	7%
2	7%
3	6%
4	5%
5	4%
thereafter	0%

When you take a withdrawal, the oldest premium is treated as the first withdrawn, then next oldest and so on. Any gain or earnings in your contract come out only after an amount equal to all your premiums, and any applicable charges on those premiums, is withdrawn. Please note, however, that for tax purposes, withdrawals are generally considered to be gain first. See Part 8.
Because the withdrawal charge applies to each premium, if your Account Value has declined due to poor performance of your selected Subaccounts or you have taken previous withdrawals, including the Free Withdrawal Amount, the withdrawal charge may be greater than the amount available for withdrawal. In some instances, your Account Value may be positive, but you will not have money available to withdraw due to the amount of the withdrawal charge still applicable to your premiums. A withdrawal charge applies to the withdrawal charge amount itself since this amount is part of the premium withdrawn.
You may take your Free Withdrawal Amount each Contract Year without paying a withdrawal charge. More details on the Free Withdrawal Amount are in Part 5, in the section titled "Free Withdrawal Amount."
We allow two ways for you to request withdrawals. In the first method, you receive the amount requested, and any withdrawal charge is taken from the Account Value. This reduces your Account Value by the amount of the withdrawal charge in addition to the amount you requested. This is the method used unless you request otherwise or unless you have elected one of the GLWB Riders. In the second method, you receive less than you requested if a withdrawal charge applies because the Account Value is reduced by the amount of the requested withdrawal and any withdrawal charge is taken from that amount. When the withdrawal charge is deducted from the Account Value, it is deducted on a pro rata basis from the Subaccounts then held under the contract.
We will not deduct a withdrawal charge from:
•    the Death Benefit; or
•    a withdrawal used to buy an immediate annuity from us after the first Contract Anniversary with either: (i) life contingencies; or (ii) a period certain that provides for fixed payments over 10 or more years.
If you take withdrawals (other than the Free Withdrawal Amount or RMD), this contract also requires that you have a minimum Account Value of $20,000 remaining after the withdrawal. (Please note that you may fully surrender your contract at any time.) This rule does not apply if you have a GLWB Rider. See Part 5, section titled “Withdrawals.”
For more information and examples of application of the withdrawal charge, see Appendix B.
Reduction or Elimination of the Withdrawal Charge
We can reduce or eliminate the withdrawal charge for individuals or a group of individuals if we anticipate expense savings. We may do this based on the size and type of the group, the amount of the premium, or whether there is some relationship with us. Examples of these relationships would include being an employee of Integrity Life or an affiliate, receiving distributions or making internal transfers from other contracts we issued, or transferring amounts held under qualified plans that we, or our affiliates, sponsored. We will not unlawfully discriminate against any person or group if we reduce or eliminate the withdrawal charge.
Commission Allowance and Additional Payments to Distributors
We generally pay a commission to the sales representative up to a maximum of 6% of premiums, and up to a 0.80% trail commission paid on Account Value starting in the second Contract Year. Commissions may vary due to differences between states, sales channels, sales firms and special sales initiatives.
A broker-dealer or financial institution that distributes our variable annuity contracts may receive additional compensation from us for training, marketing or other services provided. These services may include special access to sales staff and advantageous placement of our products. We do not make an independent assessment of the cost to the broker-dealer or financial institution of providing such services.
Integrity Life has agreements with some broker-dealer firms under which we pay varying amounts, but no more than 0.25% of Account Value, for enhanced access to their registered representatives. This payment to broker-dealer firms is separate from and in addition to brokerage commissions paid to our distributors from your Distribution Charge. The broker-dealer firms are: BOK Financial Securities, Inc., Cadaret, Grant & Co., Inc., CUSO Financial Services, LP, Frost Brokerage Services, Inc., Huntington Securities, Inc., LPL Financial LLC, PNC Investments LLC, and Santander Securities LLC.
Depending on the arrangements in place at any particular time, a broker-dealer, and the registered representatives associated with it, may have a financial incentive to recommend a particular variable annuity contract. This could create a conflict of interest between the broker-dealer or the registered representative and the customer. These payments could provide incentive to a broker-dealer or registered representative to recommend a Contract that is not in your best interest. You can find more about compensation in the SAI.
Optional Benefit Charges
You may purchase one of the GLWB Riders offered with this contract, which provide optional benefits for an additional cost. The additional cost of the Riders, along with complete details about their benefits, is provided in Part 6.
Tax Reserve
In the future, we may charge for taxes or set aside reserves for taxes, which will reduce the investment performance of the Subaccounts.
State Premium Tax
We will not deduct state premium taxes from your premiums before investing them in the Investment Options, unless required by your state law. If you elect an Annuity Option, we will deduct any applicable state premium taxes from the amount available for the Annuity Option. State premium taxes currently range from 0% to 1.0% for IRAs.
Part 5 – Terms of Your Variable Annuity

Purchasing the Contract
If you wish to purchase a contract, you must apply for it through an authorized sales representative. The sales representative will send your completed application to us, and we will decide whether to accept or reject it. If we accept your application, we will issue a contract and send it to you either directly or through your sales representative.
To apply for a contract, you must be of legal age to enter into a contractual relationship under applicable state law, generally 18 years old. You must be no older than 80 at the time of application.
This contract must be issued as an IRA. Subject to various rules and limitations, the Tax Code permits you to transfer or roll over money tax-free from one IRA to another IRA or from certain other qualified plans, such as a 401(k) plan, to an IRA. See Part 8.
If you are transferring money from another annuity contract that is an IRA to acquire this contract, you should carefully compare this contract to your current contract. You may have to pay a withdrawal charge under your current contract to transfer to this contract, and this contract has its own withdrawal charges that would apply to you.

The other fees and charges under this contract may be higher (or lower), and the benefits may be different, than those of your current contract. In addition, you may have to pay federal income and penalty taxes on the transfer if it does not qualify for tax-free transfer or rollover treatment. You should not transfer from another annuity contract unless you determine that the transfer is right for you. Please note that the person who sells you this contract generally will earn a commission on the sale. You should also consult a tax advisor before requesting a tax-free transfer or rollover.
Premium Payments

Minimum initial premium[1]	$25,000
Minimum additional premium	$1,000
Maximum total premium without prior approval	$1,000,000
Maximum additional premium	up to applicable IRA limits each calendar year plus permissible transfers and rollovers

1 The minimum initial premium is $15,000 if the annuity is purchased in certain distribution outlets, currently at distribution outlets affiliated with U.S. Bancorp.
The contract can only be purchased by transfer or rollover from an existing IRA or from certain other qualified plans, such as a 401(k) or a 403(b) plan. You can make additional premium payments at any time before age 81, or earlier if limited by the Tax Code. For example, you cannot contribute new premiums other than transfers and rollovers to a traditional IRA for the calendar year in which you reach the Qualified Age under IRS regulations. We may issue the contract for less than the minimum initial premium if we receive an application that indicates the total amount of a rollover from multiple sources will reach the minimum initial premium amount. We may also issue the contract for up to 10% less than the minimum initial premium indicated above.
You must determine whether any premium qualifies as a permissible contribution subject to favorable tax treatment under the Tax Code. You must also determine whether such amount qualifies as a permissible transfer or rollover contribution under the Tax Code. For example, you cannot roll over from a SIMPLE IRA during the first two years of participation in the SIMPLE IRA and a rollover of an after-tax contribution that had been made to a Roth IRA may be a taxable event. You cannot roll over distributions from an existing IRA or from certain other qualified plans that are part of a series of substantially equal payments made over your life expectancy, distributions made for a specified period of 10 years or more, RMD distributions or hardship distribution. For more information about limitations, see Part 8, section titled “Rollovers and Transfers.”
If you transfer or roll over money into this contract in the calendar year on or after you reach the Qualified Age under IRS regulations, you must take your RMD for the current calendar year before you purchase this contract.
We may refuse additional premiums if: (1) you have allocated some or all of the premium to an Investment Option, to which we are no longer accepting additional premiums; (2) the additional premium does not meet our minimum additional premium amount or exceeds our maximum premium amount for the annuity contract or for a specific Investment Option; (3) the total premiums paid under all annuity contracts issued by us, or our affiliates, on your life exceed $1,000,000; (4) we believe that the additional premium is being made by or on behalf of an institutional investor; or (5) for any reason allowed by law. You cannot purchase this contract with a rollover or transfer of death benefits from another annuity.
Your premiums are invested in the Investment Options you select. Each premium is credited as of the date we receive the premium in Good Order at our Administrative Office, except that additional time is allowed for the application of the initial premium under Rule 22c-1 of the 1940 Act. Good Order means complete information we require to process your application or any request.
Initial premium allocated to the subaccounts will be priced at the unit value determined no later than two business days after receipt of a completed application (including all necessary related information).  If the application is not complete, we may retain the initial premium for up to five business days while attempting to complete it.  If the application is not completed within five business days, you will be informed of the reason for the delay.  The initial premium will be returned unless you specifically allow us to hold the premium until the application is completed.
Once received in Good Order, premiums allocated to Subaccounts are used to purchase Units at the Unit Value as of the next close of the New York Stock Exchange.
Each additional premium will be credited to your Subaccount under your stated allocation as of the date we have received the premium in Good Order at our Administrative Office. If you submit a different allocation, a 60-day waiting period will start before you can make a subsequent transfer or allocation change. See Part 5, section titled "Allocations and Transfers."
All premiums are deemed received when they are received in Good Order at our Administrative Office.
Units in Our Separate Account
Your investment in the Subaccounts is used to purchase Units. On any given day, the value you have in a Subaccount is the number of Units you own in that Subaccount multiplied by the Unit Value. The Units of each Subaccount have a different Unit Value.
Units are purchased when you contribute new premium to your contract or transfer amounts to a Subaccount. Units are redeemed (sold) when you make withdrawals or transfer amounts out of a Subaccount into a different Subaccount. We also redeem Units to pay the Death Benefit or if you elect an Annuity Option, or as permitted or required by law. The number of Units purchased or redeemed in any Subaccount is calculated by dividing the dollar amount of the transaction by the next computed Unit Value for that Subaccount, calculated as of the next close of business of the New York Stock Exchange.
Each Unit represents a fractional undivided interest in the assets held in the related Subaccount. If Units of any Subaccount are redeemed, the fractional undivided interest represented by each remaining Unit will be increased. If additional Units are issued by any Subaccount, the fractional undivided interest represented by each remaining Unit will be decreased. Units will remain outstanding until redeemed by a contract owner.
If we make a mistake in executing any purchase or redemption, we will reprocess, if necessary, any trades made in error and ensure that you receive the correct Unit Values. We will put you in the same position you otherwise would have been in. Depending on the change in Unit Values between the error and correction, we may experience a gain or loss as a result of any reprocessing.
The Unit Value of each Subaccount will fluctuate with the investment performance of the corresponding Fund, which reflects the investment income, realized and unrealized capital gains and losses of the Fund, and the Fund’s expenses.
How We Determine Unit Value
We determine the Unit Value for each Subaccount after the close of business of the New York Stock Exchange, which is normally 4 p.m. Eastern Time on each Business Day. To value your Subaccount Units invested in ETFs, we use the daily closing price of each ETF on its primary exchange. Note that the ETF shares may trade at a discount from the net asset value of the ETF. To value your Subaccount Units invested in the Fidelity VIP Government Money Market Portfolio, we use the daily net asset value provided by Fidelity for the VIP Government Money Market Portfolio. In addition to the Fund shares, the Subaccounts that invest in the ETFs also hold an accrual for any dividends or other distributions declared by the ETF, which will be reinvested in the ETF on the next Business Day after payment.
The Unit Value of each Subaccount for any Business Day is equal to the Unit Value for the previous Business Day, multiplied by the net investment factor for that Subaccount on the current Business Day. The net investment factor measures the investment performance of a Subaccount from one Business Day to the next.
We determine the net investment factor by dividing the net asset value of the Subaccount for that valuation period by the net asset value of the Subaccount for the preceding valuation period. We subtract from that result the daily equivalent of the annual separate account charges for each calendar day since the last day that a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday).
Generally, this means that we adjust Unit Values to reflect the change in value of the Fund shares, for the separate account charges and, if elected, the GLWB Rider charge.
Allocations and Transfers
Only one investment allocation to the Subaccounts may be in place at any time on your contract. This allocation applies to your current investment, future premiums, and rebalancing. If you submit a premium without allocation instructions, we allocate the premium consistent with your most recent allocation (which could be your initial allocation instructions if those are the most recent). In addition to your one allocation to the Subaccounts, you may allocate some or all of your initial premium and additional new premium to the STO. Transfers from the STO to the Subaccounts must be according to your one investment allocation to the Subaccounts.

You may reallocate all or part of your Account Value among the Subaccounts; however, each reallocation triggers a 60-day waiting period before you can make another allocation change. A transfer between or among Subaccounts is an “allocation change.” Here are the details:
•    A 60-day waiting period applies after your initial allocation on the Contract Date. This means you must wait 60 days after the contract is issued before you make an allocation change.
•    A 60-day waiting period applies after any voluntary allocation change. This means you must wait 60 days after the date you make an allocation change before you make another allocation change.
•    The following allocation changes will not trigger the 60-day waiting period:
o    automatic rebalancing;
o    automatic transfers from the STO;
o    reallocation as a result of any material change in a Fund or a Subaccount (see Part 1, section titled “Changes in How We Operate”);
o    automatic transfers that take place upon cancellation of a GLWB Rider, unless you make additional voluntary allocation changes in connection with the GLWB Rider cancellation.
Allocations and transfers are restricted further if you have a GLWB Rider. See Part 6.
To request a reallocation, you may write to our Administrative Office at the address in the Glossary. Mail sent to any other address may not be in Good Order. You may also contact your sales representative to request a reallocation. Each request for a reallocation or transfer must specify:
•    the contract number; and
•    the Subaccounts and allocation percentages stated in whole percentages.
If one portion of a reallocation request involving multiple Subaccounts violates our policies or is not in Good Order, the entire request will not be processed. You will need to resubmit a request that is in Good Order for your reallocation to be processed.
You may also request a reallocation through our telephone transfer service using your personal identifiers. We will honor telephone instructions from any person who provides correct identifying information. We are not responsible for fraudulent telephone requests we believe to be genuine according to these procedures. Accordingly, you bear the risk of loss if unauthorized persons make reallocations on your behalf. Telephone reallocations may be requested from 9:00 a.m. to 5:00 p.m. Eastern Time, on any day we are open for business. We do not guarantee that we will be able to accept transaction instructions via telephone at all times, and we reserve the right to limit, restrict or terminate telephonic transaction privileges at any time.
If we receive your request in Good Order at our Administrative Office before the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time) on a Business Day, you will receive the Unit Values for the Subaccounts as of the close of business on the day you call.
Requests received at our Administrative Office at or after the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time) on a Business Day, or received on a day other than a Business Day, will be processed using Unit Values as of the close of business on the next Business Day. We will confirm all reallocations in writing.
Detrimental Effect of Trading on Unit Values
This contract is intended for long-term investing only and is not intended as a vehicle for frequent trading. Reallocations (transfers) among Subaccounts are strictly limited under the terms of this contract. See Part 5, section titled "Allocations and Transfers." We may refuse any reallocation request for an owner or certain owners if we believe, in our sole discretion, that a specific request or group of requests may have a detrimental effect on Unit Values. We will notify you or your designated representative if your requested reallocation is not made.
Specific Notice Regarding the Use of this Annuity for Market Timing or Frequent Trading
This contract is not designed to serve as a vehicle for trading in response to short-term fluctuations in the market. You cannot engage in intra-day trading of the ETFs available through the Subaccounts. Any person that intends to engage in stale price arbitrage, utilize market timing practices or make frequent transfers for any reason should not purchase this contract.
If we determine, in our sole discretion, that a contract owner is attempting to engage in improper trading, we may revoke their same-day reallocation/transfer privileges and require their trades to be submitted via U.S. Mail or overnight delivery service. We may reject transactions made in violation of our market timing policies. We may modify these restrictions at any time in our sole discretion.

Withdrawals
You may make withdrawals as often as you wish, subject to the following rules:
•    Each withdrawal must be at least $250.
•    Your Account Value remaining after a partial withdrawal, including any withdrawal charge, must be at least $20,000. (Please note that you may fully surrender your contract at any time.) This rule does not apply to a withdrawal of your Free Withdrawal Amount, your RMD, or if you have a GLWB Rider.
Unless you request a withdrawal from a specific Investment Option, we will take the withdrawal from your Investment Options, pro rata, in the same proportion their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% portions among four Subaccounts, when you make a withdrawal, 25% of the withdrawal will come from each of your four Subaccounts.
Withdrawals are processed when a request is received in Good Order at our Administrative Office. When you take a withdrawal from a Subaccount, Units are redeemed at the Unit Value as of the next close of the New York Stock Exchange.
The total amount deducted from your Account Value will be the withdrawal amount requested, plus any withdrawal charge that applies (see Part 4, section titled "Withdrawal Charge"). The amount you receive will be the amount you requested, less any applicable tax withholding. Withdrawals are handled differently if you elect a GLWB Rider. See Part 6.
Withdrawals are attributed to your Account Value in the following order: (1) any remaining Free Withdrawal Amount; (2) premiums that are no longer subject to a withdrawal charge and have not yet been withdrawn; (3) premiums subject to a withdrawal charge; and (4) any gain, interest, or other amount that is not considered a premium. Your investment comes out first, beginning with the oldest premium first, then next oldest and so on. Any gain or earnings in your contract come out only after an amount equal to all premiums, and any applicable charges on those premiums, are withdrawn. Please note, however, that for tax purposes, withdrawals prior to the annuity starting date are considered to be gain first. See Part 8.
Examples of withdrawals and the application of a withdrawal charge are located in Appendix B.
Additional restrictions apply to withdrawals if you have a GLWB Rider. See Part 6.
Your Death Benefit is reduced by withdrawals on a proportional basis. See Part 5, section titled "Death Benefit."
Most of the withdrawals you make before you are 59½ years old are subject to a 10% federal tax penalty. See Part 8.
Free Withdrawal Amount
You may take your Free Withdrawal Amount each Contract Year without paying a withdrawal charge. The Free Withdrawal Amount is the greater of:
•    10% of your Account Value on the date of the withdrawal, minus any partial withdrawals taken during the current Contract Year; or
•    10% of your Account Value at your most recent Contract Anniversary, minus any partial withdrawals taken during the current Contract Year. (During your first Contract Year, this amount is 10% of your initial premium received on the Contract Date.)
If your RMD (based on the fair market value of this contract only as calculated by us) is greater than your Free Withdrawal Amount, we will allow you to take the RMD as your Free Withdrawal Amount, but only once each Contract Year. Because your RMD is based on a calendar year, you should plan in advance to coordinate your RMD with your available Free Withdrawal Amount.
If you do not take the Free Withdrawal Amount in any one Contract Year, you cannot add it, or any unused portion of it, to the next year’s Free Withdrawal Amount.
The Free Withdrawal Amount does not apply to a full surrender. Taking your Free Withdrawal Amount will not reduce the total withdrawal charge applicable to your premium. If you take a subsequent withdrawal for more than the Free Withdrawal Amount or if you surrender the contract, we will assess any applicable withdrawal charge on the amount of your premiums withdrawn, which are not reduced for any Free Withdrawal Amount you have taken.

The Free Withdrawal Amount is available for withdrawal only. The Free Withdrawal Amount is not available for transfer to another IRA or other qualified contract or account.
Timing of Payment of a Withdrawal or Surrender
We normally send you partial or full withdrawals (or apply your Account Value to the purchase of an Annuity Option) within seven days after receipt of the required form at our Administrative Office. However, we can defer our action for any period during which:
1.    the NYSE is closed other than customary weekend and holiday closings;
2.    trading on the NYSE, as determined by the SEC, is restricted;
3.    an emergency, as determined by the SEC, exists, as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; or
4.    the SEC may by order permit for the protection of security holders.
Assignments
This contract is an IRA and you are not legally permitted to assign, pledge or otherwise transfer the contract. Pledging or assigning an IRA can cause loss of qualified status and result in some or all of the Account Value being included in your income. A 10% federal tax penalty also may apply.
Death Benefit
We will pay the Death Benefit to your properly designated beneficiary if you die before the Annuity Date.
The Death Benefit amount will be the greater of:
1.    the Account Value on the Death Benefit Date; and
2.    your total premiums minus proportionate adjustments for partial withdrawals, including any withdrawal charge. A proportional adjustment means that your Death Benefit will be reduced by the same percentage as your withdrawal bears to your Account Value at the time of withdrawal.
Example of the effect of withdrawals on the Death Benefit:
•    if your Death Benefit is $100,000 (i.e., representing total premiums of $100,000) where your current Account Value is $80,000,
•    and you take a withdrawal of $10,000 (which includes any withdrawal charge and associated charges),
•    we will reduce your Death Benefit by 12.5% because that is the same percentage that your withdrawal bears to the Account Value at the time of the withdrawal ($10,000 / $80,000);
•    therefore, your Death Benefit is reduced by $12,500 – to $87,500.
Because the Account Value at the time of the withdrawal in this example is less than the Death Benefit, the Death Benefit is decreased by a larger dollar amount than the partial withdrawal amount.
This example is for illustrative purposes only and does not predict results.
Your beneficiary generally has a choice of how to receive the Death Benefit.
1.    The beneficiary may take a lump sum. If the beneficiary elects this option, we will pay the Death Benefit to the beneficiary.
2.    The beneficiary may defer for up to five years. If the beneficiary elects this option, we will allow the beneficiary to keep the Death Benefit invested in the available Subaccounts for a period of up to five years. Separate account charges will continue to apply. At the end of five years, the entire amount must be paid to the beneficiary.

3.    The beneficiary may treat the contract as an inherited IRA. If the beneficiary elects this option, we will allow the beneficiary to keep the Death Benefit amount invested in the available Subaccounts. Separate account charges will continue to apply. The beneficiary must choose to receive the Death Benefit as either:
a)    an immediate annuity with a life contingency; or
b)    substantially equal payments over his or her life expectancy or other payout period as defined by the Tax Code. Certain beneficiaries may choose the longer of his or her life expectancy or the deceased owner’s life expectancy (both as defined by the Tax Code) if the owner dies after the Required Beginning Date; for other beneficiaries, the payout period may be limited to 5 or 10 years. (For Roth IRAs, the owner is presumed to have died before the Required Beginning Date.)
Distributions must begin by December 31 of the calendar year after the owner’s death; however if the beneficiary is your spouse and has elected this option, distributions may begin at the end of the calendar year in which the owner would have reached the Qualified Age under IRS regulations, if later. A spouse also may elect to continue the contract as described below in the section titled “Spousal Continuation.” If the beneficiary fails to make an election within a reasonable time, we may automatically process the claim as if option two were elected.
The following restrictions apply to the inherited IRA contract: (i) the inherited IRA owner may not add premium to the contract; (ii) the Death Benefit available to the beneficiary of the inherited IRA owner is the Account Value on the Death Benefit Date after the death of the inherited IRA owner; and (iii) the beneficiary of the inherited IRA owner will be required to receive the remaining Account Value either in a lump sum, over five or ten years or over the life expectancy of the inherited IRA owner as determined by the Tax Code.
For more information on inherited IRAs, see Part 8, section titled “Inherited IRAs” and IRS Publication 590. You should seek independent tax advice.
If your beneficiary is not a human being, the beneficiary must elect either a lump sum or deferral for up to five years. If the owner is a trust, custodian or other entity, the owner must name itself as the sole beneficiary.
Spousal Continuation
If your sole primary beneficiary is your spouse, the contract may be continued in your spouse’s name as the owner. If spousal continuation is elected, we will increase the continued contract’s Account Value to the same amount that would have been paid to your surviving spouse had he or she taken the Death Benefit as a lump sum distribution. This increase will be added to the Subaccounts you have selected on a pro rata basis. For example, if the Account Value at death was $100,000, but we would have paid out a Death Benefit of $115,000, the surviving spouse’s contract will continue with $115,000 as the Account Value.
All terms and conditions of the contract continue to apply including the withdrawal charge. When the surviving spouse dies, the Death Benefit will be paid to the beneficiary named by the surviving spouse.
A same-sex surviving spouse is recognized as your spouse under the Tax Code and will qualify for the federal tax advantages of spousal continuation.
The survivor of a civil union or domestic partnership is not recognized as your spouse under the Tax Code and the federal tax advantages of spousal continuation are not available. The survivor of a civil union or domestic partnership may elect to continue the contract under its terms. The continuation of the contract by such surviving civil union or domestic partner, however, is treated as an ordinary transfer of ownership and will be a taxable event.
Selecting and Changing Your Beneficiary
You may name one or more beneficiaries as primary or contingent beneficiaries. The Death Benefit will be paid to your primary beneficiaries who are alive at the time of your death. If no primary beneficiary survives your death, then the Death Benefit will be paid to your contingent beneficiaries, if any. If no beneficiary survives your death (primary or contingent) or none has been named, the Death Benefit will be paid to your estate.
If multiple beneficiaries in either category (primary or contingent) are named, the Death Benefit will be split into equal shares among the beneficiaries in that category who are alive at the time of your death, unless you specify otherwise in your beneficiary designation.
If you die on or after the Annuity Date and before the entire interest in the contract has been distributed, then the rest of the annuity must be distributed to the beneficiary at least as quickly as the method in effect when you died.

You may change any beneficiary by sending the appropriate form in Good Order to the Administrative Office. We may limit the number of beneficiaries you can have at one time. Please consult your financial professional and tax advisor to properly identify your beneficiaries so that the Death Benefit is paid as you intend. Please be sure to name your spouse as your sole primary beneficiary so that spousal continuation of the contract can occur, if that is your intention. You may wish to name a contingent beneficiary in case your spouse dies before you. If the owner is a custodian, the owner must name itself as the sole beneficiary.
Filing Death Claims
To file a death claim, the beneficiary must promptly submit an original certified death certificate and company death claim paperwork that is in Good Order, including the beneficiary's election of how they wish to receive the Death Benefit proceeds. On the date we first receive notice of the owner’s death, we will stop all pending automatic transactions, including rebalancing and systematic withdrawals; however, any money in the STO will be transferred to the Subaccounts according to the owner’s allocation.
During the period from the date of death until we receive all required paperwork in Good Order, the Account Value will remain invested in the Subaccounts as allocated by you at the time of your death. As a result, the Account Value continues to reflect the investment performance of the Subaccounts during this period and will be subject to market fluctuations. Separate account charges will continue to apply.
If there are multiple beneficiaries, after one beneficiary submits death claim paperwork, the Death Benefit will be calculated and the first beneficiary will receive payment according to his or her election. The remaining beneficiaries’ share of the Death Benefit will be invested in the Subaccounts as allocated by you at the time of your death and subject to market fluctuations.
Death Benefit proceeds ordinarily will be paid within 7 days after our receipt of an original certified death certificate and company death claim paperwork in Good Order, including the beneficiary’s election of how they wish to receive the Death Benefit proceeds.
Maturity Date and Annuity Option
Your Annuity Option is available anytime on or after your first Contract Anniversary until the Maturity Date. You may elect your Annuity Option by writing to the Administrative Office any time on or after your first Contract Anniversary and before the Maturity Date. Upon the Maturity Date, you may elect to receive a lump sum of your Account Value, or you may elect an Annuity Option.
An Annuity Option can provide for fixed payments, which may be made monthly, quarterly, semi-annually or annually. The dollar amount of each annuity payment decreases as the frequency of annuity payments increases (e.g., annuity payments received monthly will be less than those received semi-annually with respect to a given sum that is annuitized). For any annuity, the minimum payment must be at least $100. If the minimum monthly payment under a guaranteed Annuity Option would be less than $20, we will pay you a lump sum of your Account Value instead. All Annuity Options are funded through our General Account.
The amount applied toward the purchase of a guaranteed Annuity Option under the contract will be the Account Value less any premium tax. The guaranteed Annuity Options are single life and ten years certain or joint life and ten years certain. These options provide a fixed life income annuity with 10 years of payments guaranteed.
We will also use the Account Value less any premium tax to determine your annuity payments if you select a non-guaranteed Annuity Option with either (i) life contingencies, or (ii) a period certain that provides for fixed payments over ten or more years.
We currently offer the additional Annuity Options listed below; however, we may eliminate or change the non-guaranteed options available at any time:
•    period-certain annuity, which provides for fixed payments for a fixed period. The fixed periods available may vary from time to time and the fixed period selected may not extend past your life expectancy. The amount is determined by the period you select. If the Annuitant dies before the end of the period selected, the beneficiary will receive the remaining periodic payments.
•    period-certain life annuity, which provides for fixed payments for at least the period selected and after that for the life of the Annuitant or the lives of the Annuitant and any joint Annuitant under a joint and survivor annuity. The fixed periods available may vary from time to time. If the Annuitant (or the Annuitant and the joint Annuitant under a joint and survivor annuity) dies before the fixed period selected ends, the remaining payments in the fixed period will go to the beneficiary.
•    life only annuity, which provides fixed payments for the life of the Annuitant, or until the Annuitant and joint Annuitant both die under a joint and survivor annuity. Once the Annuitant (or last joint Annuitant) dies, no further payments will be made and no value remains for any beneficiaries.

If you have not already selected a form of Annuity Option, we will contact you prior to your Maturity Date. You can tell us at that time if you would like a lump sum payment, or select the type of annuity you want. If we do not receive your election on or before your Maturity Date, you will automatically receive the single life and ten-year certain Annuity Option guaranteed under the contract.
Annuity Payments
Once payments begin under an Annuity Option, payments will not change. The size of payments will depend on the amount applied to the Annuity Option, the form of Annuity Option you chose and, in the case of an Annuity Option with life contingencies, on the Annuitant's age and sex (where permissible).
If the age or sex of an Annuitant has been misstated, you will receive the benefits that would have been purchased at the correct age and gender. Any overpayments or underpayments made by us will not be charged or credited with interest, unless required by your state. If we have made overpayments because of incorrect information about age or gender, we will deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.
You will not be able to withdraw any Account Value amounts after the annuity commencement date.
How You Make Requests and Give Instructions
When you write to our Administrative Office, use the address listed in the Glossary of this prospectus. We cannot honor your requests unless they are in proper and complete form. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.
Abandoned or Unclaimed Property
Every state has laws that generally provide for payment to the state of unclaimed property, including proceeds of annuity contracts, under various circumstances.  This is called escheatment.  In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent escheatment, it is important that you keep your contact information on file with us up to date, including the names, addresses, phone numbers, social security numbers and dates of birth for owners, annuitants, beneficiaries and other payees.  Such updates must be communicated in Good Order to our Administrative Office.
Benefits Available Under The Contract
The following table summarizes information about the benefits available under the contract.
With respect to the Systematic Withdrawal program, the Income Plus Withdrawal program, the Choices Plus Required Minimum Distribution program, the Systematic Transfer program, and the Customized Asset Allocation program, note that although these programs are a standard part of the VAROOM II contract, you would participate in any such program only upon making an affirmative election to do so.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Pays Death Benefit to designated beneficiary if you die before Annuity Date	Standard	Fee included in Base Contract Fee	•Withdrawals reduce Death Benefit Amount proportionally (i.e., by same percentage as withdrawal bears to Account Value at time of withdrawal).

Systematic Withdrawal Program	Allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date	Optional	None	•If you do not have enough Account Value to make withdrawal you have specified, no withdrawal will be made and your enrollment in program will end. •Minimum Systematic Withdrawal is $100.
Income Plus Withdrawal Program	Allows you to pre-authorize substantially equal periodic withdrawals based on your life expectancy any time before you reach age 59½.	Optional	None

•You will not have to pay a tax penalty for withdrawals under this program, but they will be subject to ordinary income tax
•If you change or stop withdrawals or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior withdrawals made under Program.
•Program is not available with the GLWB Rider

Choices Plus Required Minimum Distribution Program	Allows you to pre-authorize withdrawals from your IRA contract after you turn Qualified Age under IRS regulations	Optional	None	•Withdrawals of Account Value made as part of program are not subject to withdrawal charges as long as you do not take additional withdrawals •Program is not available with GLWB Rider.
Systematic Transfer Program	We accept new contributions into a Systematic Transfer Option (STO) and make transfers out of the STO to one or more other Variable Account Options on a monthly or quarterly basis.	Optional	None
•If you do not have enough Account Value in the STO to transfer to each Variable Account Option specified, a final transfer will be made on a pro rata basis and your enrollment in program will end.
•Program available in connection with GLWB Rider only for initial premium.

Customized Asset Rebalancing Program	Allows you to have your investments rebalanced to your allocation percentages periodically	Optional	None	•Because different Subaccounts will experience different gains and losses at different times, your asset allocation may shift from your preferred mix. •Program not available with GLWB Rider

Guaranteed Lifetime Withdrawal Benefit	Rider guarantees lifetime payments for you (or you and your spouse if you elect Spousal Rider) regardless of how your investments perform, as long as Rider in effect	Optional	1.50% of average Account Value in Subaccounts
•If you take Nonguaranteed Withdrawals your lifetime payments will decrease and Rider may terminate.
•If you withdraw more than Free Withdrawal Amount and withdrawal results in Nonguaranteed Withdrawal, we will apply any withdrawal charges.
•Withdrawals must be taken pro rata from your Investment Options.
•You must invest 100% of your Account Value at all times in only one of the GLWB Investment Strategies

Waiver of withdrawal charge	Withdrawal charges waived in certain scenarios (e.g., under Free Withdrawal Amount)	Standard	None	•Absent such waivers, you may pay a withdrawal charge upon a withdrawal

Part 6 – Optional Benefits

You may purchase the optional GLWB Rider offered with this contract, which provides additional benefits for an additional charge. You may only elect a Rider at the time of application. Benefits under a Rider will replace or supplement the standard contract benefits. Charges for an optional benefit Rider are in addition to the standard contract charges. Be sure you understand the charges. Carefully consider whether you need the benefit and whether it is appropriate for your particular circumstances. Also consider whether you can buy the benefit more cheaply as part of the variable annuity or with a separate contract.
You should not add the GLWB Rider if you do not intend to take withdrawals prior to annuitization. Because the main purpose of the GLWB Rider is to assure a specified level of withdrawals for life, GLWB would not be suitable if you did not anticipate taking regular withdrawals from your contract. Conversely, if you anticipate taking a series of very large withdrawals, the GLWB would not be appropriate because such withdrawals would be treated as Nonguaranteed Withdrawals, which can have a negative effect on your Benefit Base and your Lifetime Payout Amount.
Guaranteed Lifetime Withdrawal Benefit
Each Guaranteed Lifetime Withdrawal Benefit (GLWB) is an optional Rider you may purchase for an additional charge. You may select the Individual GLWB Rider or the Spousal GLWB Rider.
The GLWB Rider guarantees lifetime payments for you (or you and your covered spouse if you elect the Spousal GLWB Rider) regardless of how your investments perform, as long as the Rider is in effect. You are the covered person under the Individual GLWB Rider. You and your spouse are the covered persons under the Spousal GLWB Rider. If you take Nonguaranteed Withdrawals, as explained below, your Benefit Base will decrease immediately, your lifetime payments may decrease and the Rider may terminate.
Lifetime Payout Amount (LPA)
The LPA is the amount we guarantee you can receive each calendar year for your lifetime (or for as long as either you or your covered spouse is alive if you elect the Spousal GLWB Rider). You are eligible to begin receiving your LPA on the LPA Eligibility Date.
For the Individual GLWB Rider, the LPA Eligibility Date is the earlier of the following:
•    January 1st after the calendar year in which you turn age 60 (if you turn age 60 on January 1st, your LPA will be available beginning on that day); or

•    the Contract Date, if you are age 60 or older at the time you purchase your contract. The LPA available during the calendar year in which you purchase your contract will be prorated for the portion of the calendar year remaining.
For the Spousal GLWB Rider, the LPA Eligibility Date is the earlier of the following:
•    January 1st after the calendar year in which the younger of you or your spouse turns age 60 (if the younger of you or your spouse turns age 60 on January 1st, your LPA will be available beginning on that day); or
•    the Contract Date, if the younger of you or your spouse is age 60 or older at the time you purchase your contract. The LPA available during the calendar year in which you purchase your contract will be prorated for the portion of the calendar year remaining.
The LPA is equal to the applicable Withdrawal Percentage multiplied by the Benefit Base on January 1st each year on or after the LPA Eligibility Date. For the Spousal GLWB Rider, that amount is then multiplied by 90% (this 90% is called the Spousal Factor).
Withdrawal Percentage - The applicable Withdrawal Percentage is determined by the following formula:
A + B + C, where:
(A)    is the Age Based Percentage stated on the chart below:

Age*	Age Based Percentage for Contract Owners that Elected GLWB Prior to June 7, 2021	Age Based Percentage for Contract Owners that Elected GLWB on or After June 7, 2021
60-64	4.00%	3.50%
65-69	4.50%	4.00%
70-74	5.00%	4.50%
75 and above	5.50%	5.00%
*The Age Based Percentage is determined by your age (or the age of the younger of you or your spouse if you have elected the Spousal GLWB Rider). The Age Based Percentage is locked in on the date of the first withdrawal from the contract on or after the LPA Eligibility Date.
(B)    is the cumulative Deferral Percentage. The cumulative Deferral Percentage begins at zero and increases by 0.10% for each complete calendar year that you do not take a withdrawal.
(C)    is a First-Year Deferral Percentage stated on the chart below:

Contract Date	First-Year Deferral Percentage
January 1-March 31	0.075%
April 1-June 30	0.050%
July 1-September 30	0.025%
October 1-December 31	0.000%

The First-Year Deferral Percentage is a one time addition to your Withdrawal Percentage that varies based on your Contract Date, provided you do not take a withdrawal in the calendar year containing the Contract Date.
Benefit Base - Your initial Benefit Base is equal to your initial premium received by us on the Contract Date. Your Benefit Base will be adjusted as follows:

1.    On each Contract Anniversary, your Benefit Base will be compared to your Account Value and if the Account Value is greater than the Benefit Base, we will step up your Benefit Base to equal the Account Value.
2.    If you take a Nonguaranteed Withdrawal, we will immediately decrease your Benefit Base as described in the section titled “Nonguaranteed Withdrawal” below.
3.    On the date we receive an additional premium during the first Contract Year, we will immediately increase your Benefit Base by the amount of the additional premium. Additional premiums received after the first Contract Year will not increase your Benefit Base. They will, however, increase the Account Value, which is used to determine if a step up applies on the next Contract Anniversary.
The Benefit Base is used only to calculate the LPA and Rider charge. The Benefit Base is not available for withdrawal or payable as a death benefit.
If you (or the younger of you and your spouse if you have elected the Spousal GLWB Rider) have reached the LPA Eligibility Date on the Contract Date, your LPA for the calendar year that contains the Contract Date will be prorated for the portion of the calendar year remaining. The factor used to prorate the LPA is the number of days remaining in the calendar year (not including the Contract Date) divided by the number of days in the calendar year.
If you withdraw less than the LPA in any calendar year, you cannot carry over or add the remaining LPA to withdrawals made in future years.
If your RMD is greater than the LPA for any calendar year, the LPA will be set equal to the RMD for that calendar year as long as calendar year withdrawals are limited to the RMD.
Nonguaranteed Withdrawal
Before your LPA Eligibility Date, a Nonguaranteed Withdrawal is the total amount of any withdrawal, including any withdrawal charge.
On or after your LPA Eligibility Date, a Nonguaranteed Withdrawal is all or a portion of any withdrawal, including any withdrawal charge, that, when combined with your total withdrawals for that calendar year, exceeds your LPA.
If you take a Nonguaranteed Withdrawal, your Benefit Base will immediately decrease by the adjusted Nonguaranteed Withdrawal amount. The adjusted Nonguaranteed Withdrawal amount is defined as the Nonguaranteed Withdrawal amount multiplied by the greater of 1.0 and the ratio of Benefit Base to Account Value (Benefit Base divided by Account Value), where both values are determined immediately before the Nonguaranteed Withdrawal. The Account Value immediately before the Nonguaranteed Withdrawal means that the Account Value will be reduced by any remaining LPA prior to the calculation.
Taking Nonguaranteed Withdrawals could reduce your future benefits by more than the dollar amount of the Nonguaranteed Withdrawals.
The example below demonstrates how a Nonguaranteed Withdrawal affects the Benefit Base, using the following assumptions:
•    Individual GLWB in effect
•    Benefit Base = $100,000
•    Account Value = $85,000
•    LPA = $5,000
•    One withdrawal is taken during the calendar year = $7,000
•    Withdrawal taken after LPA Eligibility Date
•    No withdrawal charge applies.
The Nonguaranteed Withdrawal amount is $2,000, which is equal to your total calendar year withdrawals ($7,000) minus your LPA ($5,000). The adjusted Nonguaranteed Withdrawal is $2,500:
$2,500 = $2,000 (Nonguaranteed Withdrawal amount) x the greater of 1.0 or [$100,000 (Benefit Base immediately before the Nonguaranteed Withdrawal) / $80,000 (Account Value immediately before the Nonguaranteed Withdrawal)]
Your Benefit Base will be reduced by $2,500 to $97,500.

Other Important Facts about Withdrawals
•    You will not receive the intended benefit of this Rider if you take Nonguaranteed Withdrawals. Nonguaranteed Withdrawals can have a significant negative effect on your Benefit Base and your LPA.
•    A withdrawal charge may apply. If you withdraw more than your Free Withdrawal Amount (10% of the Account Value in any Contract Year) but the withdrawal does not exceed your LPA, any applicable withdrawal charge will be waived. If you withdraw more than the Free Withdrawal Amount and any portion of the withdrawal is a Nonguaranteed Withdrawal, a withdrawal charge, if any, will be applied on the entire amount that is greater than the Free Withdrawal Amount. See Part 4, “Withdrawal Charge” and Part 5, “Withdrawals." Following is an example of how a withdrawal charge may apply:
Assume:
Individual GLWB in effect
Premium:                        $40,000
Account Value before withdrawal:            $18,000
Withdrawal charge percentage applicable to premium:     6%
Lifetime Payment Amount:                $ 2,000
Case 1: Owner requests withdrawal of $2,000 (LPA)
The Free Withdrawal Amount is calculated as $18,000 x 10% = $1,800. The $2,000 requested withdrawal is greater than the remaining Free Withdrawal Amount; however, it does not exceed the LPA. No withdrawal charge will apply.
Case 2: Owner requests withdrawal of $2,500
The Free Withdrawal Amount is $1,800. Since the requested withdrawal exceeds the LPA, withdrawal charges will apply. After applying the withdrawal first to the Free Withdrawal Amount, this leaves $700 ($2,500 - $1,800), which will be subject to a withdrawal charge of $42 ($700 x 6%).
•    Withdrawals must be taken pro rata from your Investment Options. You cannot make a withdrawal from specific Investment Options.
•    You may not take a withdrawal on your Contract Date.
•    If you request a withdrawal, we will withdraw the total amount you requested from your Account Value, however the amount you receive will be net of tax withholding and withdrawal charge, if applicable.
•    You must use our withdrawal form to request withdrawals. Contact our Administrative Office to obtain the form.
GLWB Rider Charge
The GLWB Rider charge is a daily charge taken from the Account Value in your Subaccounts. The charge is in addition to the separate account charges for the contract and reduces your Unit Values. The charge varies depending on which GLWB Investment Strategy you choose. The following table shows the effective annual rates for the Rider charge:

GLWB Investment Strategy	Current GLWB Charge	Current GLWB Charge with Total Separate Account Expenses
Strategy 1 – Basic Allocation[1]	1.10%	3.00%
Strategy 2 – Self Style Allocation[2]	1.30%	3.20%

1 The annual GLWB charge is 0.65%, and the annual GLWB charge with total Separate Account Expenses is 2.55%, for contract owners that elected the GLWB Rider prior to June 7, 2021.
2 The annual GLWB charge is 0.85%, and the annual GLWB charge with total Separate Account Expenses is 2.75%, for contract owners that elected the GLWB Rider prior to June 7, 2021.

We may increase the annual charge for the GLWB Rider up to the maximum of 1.50%. The maximum GLWB charge with total separate account charges is 3.40% for either GLWB Investment Strategy.
If we do increase the charge, we will give you prior written notice of each increase. If you do not wish to accept an increase, you may elect to either
•    cancel the Rider; or
•    continue the Rider with a reduction in the Withdrawal Percentage as determined by us, effective at the time of the Rider charge increase (may not be available in CA and CT). The maximum reduction in the Withdrawal Percentage is 1.00%, regardless of the number of Rider charge increases.
We do not deduct the Rider charge during the Guaranteed Payment Phase.
The GLWB Rider charge is the same for the Individual GLWB Rider and the Spousal GLWB Rider. The LPA is adjusted downward – by the Spousal Factor of 90% – for the Spousal GLWB Rider instead of an additional charge.
GLWB Investment Strategies
If you purchase a GLWB Rider, you must allocate your premium to only one of the two GLWB Investment Strategies described below. Once you select a GLWB Investment Strategy, you cannot switch to another GLWB Investment Strategy. As a result of the GLWB Rider investment restrictions, you will always have some degree of exposure to the market. You cannot eliminate this exposure even during periods of market volatility. These GLWB Investment Strategies are designed for long-term investors seeking withdrawal guarantees. (Note that the Subaccounts available in the GLWB Investment Strategies are also available without the Rider.)
The GLWB Investment Strategies are intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments under the GLWB Rider. The GLWB Investment Strategies are designed to lower the volatility of returns from your Subaccounts. Subaccounts that are available without limitation (if the GLWB Rider is not selected) may offer the potential for higher returns. Before you select the GLWB Rider, you and your financial representative should carefully consider whether the GLWB Investment Strategies available with the Rider meet your investment objectives and risk tolerance.

GLWB Investment Strategy 1 – Basic Allocation

You must allocate your premium according to one of the three models: Blend, Growth or Value. You may reallocate from one model to another, as discussed below.

Subaccount	Model 1 - Growth	Model 2 - Blend	Model 3 - Value
iShares Core S&P 500 ETF	30%	40%	30%
iShares Core S&P Mid-Cap ETF	10%	10%	10%
iShares Core S&P Small-Cap ETF	5%	5%	5%
iShares International Treasury Bond ETF	5%	5%	5%
iShares S&P 500 Growth ETF	10%
iShares S&P 500 Value ETF			10%
Vanguard Developed Markets Index Fund, ETF Shares	5%	5%	5%
Vanguard Total Bond Market Index Fund, ETF Shares	35%	35%	35%

GLWB Investment Strategy 2 – Self Style Allocation
You may select one or more of the Subaccounts in two or more groups, as long as your allocations add up to 100% and are within the minimum and maximum allocation percentages indicated for each group.

Group 1 Core Fixed Income Minimum 35% Maximum 65%	Group 2 Core Equity Minimum 35% Maximum 65%	Group 3 Non-Core Fixed Income Minimum 0% Maximum 30%	Group 4 Non-Core Equity Minimum 0% Maximum 30%	Group 5 International/Alternative Minimum 0% Maximum 15%
iShares Core U.S. Aggregate Bond ETF	iShares Core S&P 500 ETF	iShares iBoxx $ High Yield Corporate Bond ETF	iShares Core S&P Mid-Cap ETF	iShares International Treasury Bond ETF
iShares 5-10 Year Investment Grade Corporate Bond ETF	Vanguard Dividend Appreciation Index Fund, ETF Shares	iShares TIPS Bond ETF	iShares Core S&P Small-Cap ETF	Vanguard Developed Markets Index Fund, ETF Shares
Vanguard Total Bond Market Index Fund, ETF Shares	Vanguard Large-Cap Index Fund, ETF Shares	Vanguard Intermediate-Term Corporate Bond Index Fund, ETF Shares	iShares S&P 500 Growth ETF	Vanguard Emerging Markets Stock Index Fund, ETF Shares
		Vanguard Short-Term Bond Index Fund, ETF Shares	iShares S&P 500 Value ETF	Vanguard Real Estate Index Fund, ETF Shares
		Fidelity VIP Government Money Market Portfolio	Vanguard Mega Cap Index Fund, ETF Shares

For more information about these Subaccounts, including information relating to their investment objectives and policies, and the risks of investing, see Appendix A of this prospectus as well as the Fund prospectuses. You can obtain a copy of the Fund prospectuses by contacting our Administrative Office listed in the Glossary. You should read the Fund prospectuses carefully before investing.
In addition to your allocation to one of the two GLWB Investment Strategies, you may invest some or all of your initial premium received by us on the Contract Date in the STO. Transfers from the STO to the Subaccounts must be according to GLWB Investment Strategy and allocation you have selected. See Part 3, section titled “The Fixed Account” for more information about the STO.
Subject to required approvals by federal and state authorities, we may add, remove, change, close, substitute or limit investment in the GLWB Investment Strategies or the Subaccounts at any time.
Allocations and Transfers for the GLWB
In addition to the allocation and transfer rules under the contract (See Part 5, section titled "Allocations and Transfers"), the following additional rules and limitations apply to your allocations and transfers:
•    Your one allocation allowed on the contract must meet the requirements of one of the two GLWB Investment Strategies.
•    Your Account Value will be automatically rebalanced to your allocation percentages each contract quarter.
•    You cannot move from one GLWB Investment Strategy to another.
•    In GLWB Investment Strategy 1, you can reallocate your Account Value invested in one model to another model. The reallocation will reset your Account Value to the required percentages for the new model. Each reallocation triggers the 60-day waiting period before you can make another reallocation.
•    In GLWB Investment Strategy 2, you can reallocate your Account Value invested in Strategy 2 as long as your new allocation is within the minimum and maximum allocation percentages for each group. Each reallocation triggers the 60-day waiting period before you can make another reallocation.
Your financial professional or a third party may offer you asset allocation or investment advisory services related to this annuity contract or Rider for an additional fee to be deducted from your contract. Such fees are considered withdrawals and could cause a Nonguaranteed Withdrawal. Therefore, if you purchase a GLWB Rider, we do not recommend using this annuity contract to pay for such services.
Withdrawal Protection for Required Minimum Distributions
If your contract is a traditional IRA or a SEP IRA, you may be required to withdraw money in order to satisfy minimum distribution requirements imposed by the Tax Code after you reach the Qualified Age under IRS regulations.

We will calculate the RMD for this annuity contract based on its prior calendar year-end fair market value. We do not consider your other assets or distributions in making this calculation. This is the RMD protected under the GLWB Riders, except if you elect the spousal Rider and your spouse is more than 10 years younger than you. In that case, due to your age difference, you will be required to take your RMD for this annuity contract before the LPA Eligibility Date; if you take your RMD from this contract’s Account Value, each withdrawal will be a Nonguaranteed Withdrawal until the LPA Eligibility Date is reached. You are solely responsible for meeting all requirements of the Tax Code.
After the LPA Eligibility Date, you may take the greater of your LPA or your RMD each calendar year. In the year you turn the Qualified Age the Tax Code provides that you may take your first RMD prior to April 1st of the following calendar year; however, with a GLWB Rider, you must take your first annual RMD in the calendar year you turn the Qualified Age in order to avoid a potential Nonguaranteed Withdrawal.
We may make any changes we deem necessary to comply with the tax laws. We are not liable for any tax consequences you incur arising from this contract or your obligations under the Tax Code. You should discuss these matters with your tax advisor prior to electing a GLWB Rider.
Continuation of the Spousal GLWB at Owner’s Death
Married spouses – If your covered spouse is recognized under the Tax Code, including same-sex spouses, he or she will have the option to continue the contract and the GLWB Rider at the time of your death. Your covered spouse will become the owner and Annuitant of the contract and all terms and conditions of the contract continue to apply. See Part 5, section titled “Spousal Continuation.”
Civil Union or Domestic Partners – for civil union or domestic partners as defined by state law, the covered partner may continue to receive the LPA under the terms of the Rider. Due to federal tax laws, however, not all terms of the contract can be applied. If the covered partner wishes to continue receiving the LPA, he or she must elect to treat the contract as an inherited IRA. See Part 5, section titled “Death Benefit.” All provisions of the contract and the GLWB Rider still apply, except (i) the covered partner must take at least the RMD each calendar year (caution: this may cause a Nonguaranteed Withdrawal if the LPA Eligibility Date has not been reached); (ii) the covered partner cannot add premium to the contract; (iii) the Death Benefit available to the beneficiary of the covered partner is limited to the Account Value on the Death Benefit Date; and (iv) the beneficiary of the covered partner will be required to receive the remaining Account Value either in a lump sum, over five years or over the life expectancy of the covered partner as determined by the Tax Code. These restrictions are required by the Tax Code.

Guaranteed Payment Phase
The Guaranteed Payment Phase begins on or after the LPA Eligibility Date if either:
•    Before the Maturity Date, the Account Value reduces to zero (other than as a result of a Nonguaranteed Withdrawal or the voluntary election of an Annuity Option).
•    On the Maturity Date, you elect to continue to receive annual payments equal to the then current LPA through a life only Annuity Option (or joint life if you have elected the Spousal GLWB Rider and both you and your covered spouse are still living). If you do not elect the LPA Annuity Option, you will automatically receive a single life and 10-year certain Annuity Option under your Contract.
When the contract begins the Guaranteed Payment Phase, we will send you a written notice and any remaining LPA that you have not taken during the current calendar year. (If your contract enters the Guaranteed Payment Phase on the Maturity Date, we will set your Account Value to zero.) Beginning the next calendar year, and in each calendar year during the Guaranteed Payment Phase, you will receive your LPA. The Guaranteed Payment Phase will continue until the death of the owner (or owner and covered spouse if the Spousal GLWB is elected).
Once the Guaranteed Payment Phase begins, all other rights, benefits, values and charges under the contract and the GLWB Rider will terminate, except those described in this section and in the "Cancellation and Termination of Rider" section below. The Guaranteed Payment Phase will end if the Rider terminates. See "Cancellation and Termination of Rider" section below. We should be notified immediately upon the death of the owner (or covered spouse if the Spousal GLWB is elected).
Cancellation and Termination of Rider
You may cancel the Rider during the first 45 days of each Contract Year beginning on the fifth Contract Anniversary. Upon termination of the Rider, the Rider charge will no longer be assessed. All other charges will remain in effect.
This Rider will terminate automatically on the earliest of the following dates:

1.    for the Individual GLWB Rider, the date you die, and for the Spousal GLWB Rider, the date the later of you or your covered spouse dies;
2.    the date the Account Value equals zero due to a Nonguaranteed Withdrawal;
3.    the date that ownership of the contract or Rider is transferred or the contract, Rider or any benefits under the contract or Rider are assigned unless the new owner assumes full ownership of the contract and is essentially the same person as the current owner (e.g. a change to a court appointed guardian representing the owner during the owner’s lifetime) or the new owner is a covered person;
4.    on the Maturity Date, unless you elect to receive your LPA through a life only Annuity Option, or joint life only Annuity Option if you have elected the Spousal GLWB Rider and your covered spouse is still living;
5.    the date you voluntarily elect an Annuity Option under the contract;
6.    the date you cancel the GLWB Rider; or
7.    the date you surrender the contract.
Once cancelled or terminated, this Rider may not be reinstated.
Additional Rules
The following additional rules apply if you elect a GLWB Rider:
•    You must be between 45 and 80 years old on the Contract Date in order to elect the Individual GLWB Rider. In order to elect the Spousal GLWB Rider, both you and your spouse must be between 45 and 80 years old on the Contract Date.
•    The Company may refuse to accept additional premiums on a nondiscriminatory basis at any time.
•    We may require proof that you (or your covered spouse) are living at any time.
•    You cannot switch from an Individual GLWB Rider to a Spousal GLWB Rider or vice versa.
•    Income Plus Withdrawal Program is not available.
•    Choices Plus Required Minimum Distribution Program is not available.
•    Customized Asset Rebalancing Program is not available.
•    Systematic withdrawal of RMD only is not available.
Additional Rules that Apply to the Spousal GLWB Rider
1.    Only your legal spouse (as defined by applicable state law) on the Contract Date may be named as a covered person under the Spousal GLWB Rider.
2.    You must name your spouse as your sole primary beneficiary.
3.    You cannot add or change a spouse as a covered person.
4.    If your marriage is terminated (such as by divorce or dissolution) or your spouse dies, your spouse is automatically removed as a covered person. If you subsequently remarry, you cannot add the new spouse.
5.    You must provide us with notice of the divorce or termination of marriage.
6.    Once the spouse is removed as a covered person, lifetime withdrawals under the Spousal GLWB Rider are no longer guaranteed for the lives of both you and your spouse. (If a spouse is removed, you can name a new beneficiary to receive the Death Benefit.)
7.    If a spouse is removed and is no longer a covered person, the LPA Eligibility Date and the Age Based Percentage are still based on the younger of you or your (now removed) spouse.
8.    If a spouse is removed and is no longer a covered person, the Spousal Factor of 90% will continue to apply to your LPA calculation.
Should You Purchase the GLWB Rider?
The addition of a GLWB Rider to your annuity contract may not be right for you. For example:

•    if you are purchasing the GLWB Rider to meet income needs, you should consider whether an immediate annuity is better suited to your situation;
•    if you do not expect to take withdrawals while this Rider is in effect, you do not need a GLWB Rider because the benefit is accessed through withdrawals; or
•    if you are likely to need to take withdrawals prior to your LPA Eligibility Date or in an amount that is greater than the LPA or RMD for this contract only, you should carefully evaluate whether a GLWB Rider is appropriate, due to the negative effect of Nonguaranteed Withdrawals on your Benefit Base.
•    If your spouse is 10 or more years younger than you, the Spousal GLWB Rider may not be suitable for you.
•So long as there is sufficient value in your contract to fund a withdrawal under the GLWB rider, the withdrawal is taken from your own contract value, rather than being paid out of Integrity Life’s assets. It is quite possible that you would die before having a withdrawal funded from Integrity Life’s assets because there is insufficient contract value remaining. Of course, if a withdrawal under GLWB were to be funded from Integrity Life’s assets, the ability to pay the withdrawal would be contingent on the financial strength and claims-paying ability of Integrity Life.

Benefits paid may not exceed the charges associated with the Rider depending on how long the covered person lives.
You should consult with your tax advisor and financial representative and carefully consider your alternatives before deciding if a GLWB Rider is suitable for your needs.
Examples
Please see Appendix C for hypothetical examples that illustrate how the GLWB Riders work.
Part 7 – Voting Rights

How Fund Shares Are Voted
Integrity Life is the legal owner of the Fund shares held by the Separate Account. As a shareholder, we have the right to vote on certain matters with respect to the Funds. Among other things, we may vote to elect the Fund’s Board of Directors, to ratify the selection of independent auditors, and on any other matters described in a current prospectus or statement of additional information for each Fund, or any matter requiring a vote by shareholders under the 1940 Act.
Whenever a shareholder vote is taken, we will give you the opportunity to tell us how to vote the number of shares attributable to the Units in your contract. We will send you proxy materials and a form for giving us voting instructions.
If we do not receive instructions in time from all contract owners, we will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. As a result of this proportional voting, the vote of a small number of contract owners may determine the outcome of a proposal. We may vote any shares that we are entitled to vote directly, because of amounts we have accumulated in our Separate Account, as we deem appropriate. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares in our own right or to restrict contract owner voting, we may do so.
Fund shares are sold to investors other than us. Therefore, the shares voted by all shareholders will dilute the effect of voting instructions received by us from our contract owners.
How We Determine Your Voting Shares
You vote only on matters concerning the Funds that correspond to the Subaccounts in which you are invested on the record date set by the Funds. We determine the number of shares you vote by dividing your Account Value in each Subaccount by the total value of assets in the Subaccount multiplied by the number of shares in the Subaccount.
Part 8 – Tax Aspects of the Contract

Tax Status of the Contract
This contract is only available as a traditional IRA, Roth IRA, or SEP IRA. If you were able to purchase this contract as other than an IRA, the contract would not satisfy the diversification requirements under federal tax law to be treated as an annuity contract for federal income tax purposes, and you would be currently taxed on your investment and gain.
Variable annuity contracts (other than certain pension and qualified retirement plan contracts, including IRAs) are generally not treated as annuities for federal income tax purposes, and thus lose their tax-deferred character, if they do not satisfy certain diversification requirements set forth in Section 817(h) of the Tax Code. Investing in the ETF shares that are "publicly available," i.e., that can be purchased directly without purchasing a variable annuity or life insurance contract, is incompatible with these requirements. Accordingly, standing alone, the contract would not be treated as an annuity contract for federal income tax purposes. However, we believe that an individual purchasing a contract as an IRA will not be taxed currently on the investment and gain.
Contracts that qualify as IRAs are not subject to restrictions against investing in publicly available investments if the contracts meet certain requirements set forth by the IRS. We believe this contract will meet those requirements, although there is no guarantee that this will be the case. If this contract is not maintained as an IRA, the taxes on the contributions and any income or gain on the investments will not be deferred (or for a Roth IRA, taxes on the income and gain will not be free from federal income tax) and the tax treatment will be uncertain.
Types of IRAs
Traditional IRAs
Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an IRA. An IRA can be in the form of a trust or custodial account or an annuity. An individual may make annual contributions to an IRA of up to the lesser of the limit specified in the Tax Code ($7,000 for 2024 and subject to annual cost-of-living adjustments for later years) or 100% of compensation includible in the individual's gross income. For an individual age 50 or older, the limit is increased by $1,000. The contributions may be deductible in whole or in part, depending on the individual's income and whether the individual or spouse participates in an employer sponsored retirement plan. Contribution limits set by the Tax Code are cumulative limits that apply to all traditional and Roth IRAs owned by an individual. Distributions from another IRA or certain eligible employer plans may be transferred or "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA are taxed when distributed from the IRA at ordinary income tax rates. A 10% penalty tax (discussed below) generally applies to distributions made before age 59½, subject to certain exceptions. IRAs have minimum distribution rules (also discussed below) that govern the timing and amount of required distributions from traditional IRAs.
SEP IRAs
Section 408 of the Tax Code permits SEP IRAs, which are a type of IRAs that allows employers to contribute to IRAs on behalf of their employees. Employer contributions made to an employee's SEP IRA cannot exceed the lesser of (1) 25% of the employee's compensation, and (2) a limit specified in the Tax Code ($69,000 for 2024, subject to annual cost-of-living adjustments for later years). Distributions from SEP IRAs are subject to the same restrictions and rules that apply to IRA distributions.
Roth IRAs
Section 408A of the Tax Code permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. Only individuals with income below certain amounts specified in the Tax Code may contribute to a Roth IRA. An eligible individual may make annual contributions to a Roth IRA of up to the lesser of the limit specified in the Tax Code ($7,000 for 2024 and subject to annual cost-of-living adjustments for later years) or 100% of compensation includible in the individual's gross income. For an individual age 50 or older, the limit is increased by $1,000. Contribution limits set by the Tax Code are cumulative limits that apply to all traditional and Roth IRAs owned by an individual. A rollover from, or conversion of, an IRA to a Roth IRA is generally subject to tax on the full amount rolled over or converted.
You should consult a tax advisor before converting amounts to a Roth IRA or combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.
Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax (discussed below) may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions), or (2) during the five taxable years starting with the year in which the first contribution is made to the Roth IRA or, in general, any other Roth IRA.

Rollovers and Transfers
In many circumstances you may move money tax-free from one IRA to another IRA or from other qualified plans, such as a 401(k) plan or 403(b) tax sheltered annuities, to an IRA by means of a direct rollover or a transfer. You may roll over, directly or indirectly, any eligible rollover distribution. An eligible rollover distribution is defined generally as any distribution of all or part of the balance from a qualified plan, except you cannot roll over the following taxable distributions from a plan or IRA:
•    any distribution that is part of a series of substantially equal payments made over your life expectancy;
•    any distribution made for a specified period of 10 years or more;
•    any distribution that is an RMD; or
•    any hardship distribution.
Also, you cannot roll over from a SIMPLE IRA during the first two years of participation in the SIMPLE IRA and a roll over of an after-tax contribution that had been made to a Roth IRA may be a taxable event.
You can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. Trustee-to-trustee transfers between IRAs are not limited. Rollovers from traditional IRAs to Roth IRAs (“conversions”) are not limited.
Tax laws are complex and your individual situation is unique. You should always consult a tax advisor before you move or attempt to move assets between any IRA or qualified plan and another qualified contract or plan.
Early Distributions
Premature distributions are subject to an additional penalty tax equal to 10% of the amount of any payment from your IRA that is includible in your income. This penalty is in addition to ordinary income tax.
Some distributions will be exempt from the additional federal tax. There is an exception to this 10% additional federal tax for:
1)    distributions made on or after the date you (or the Annuitant as applicable) reach age 59 ½;
2)    distributions following your death or disability (or the Annuitant as applicable) (for this purpose “disability” is defined in Code Section 72(m)(7));
3)    distributions paid in series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives (or life expectancies) of you and designated beneficiary;
4)     distributions made to you after separation from service after attaining age 55 (does not apply to IRAs);
5)    distributions made to you to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to you for amounts paid during the taxable year for medical care (determined without regard to whether you itemize deductions for such taxable year);
6)    distributions to an alternate payee pursuant to a qualified domestic relations order (within the meaning of Code Section 414(p)(1));
7)    distributions from an IRA for the health insurance (as described in Code Section 213)(d)(1)(D)) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);
8)    distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the tax year;
9)    distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8));
10)    distributions made to a reservist called to active duty after September 11, 2001, for a period in excess of 179 days (or for an indefinite period), from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period; and
11)    distributions made on account of an IRS levy upon a qualified contract.
With respect to 3) above, if the series of substantially equal periodic payments is modified (other than by reason of death or disability) before the close of the 5-year period beginning with the date of the first payment and after you attain age 59 ½, or before you attain age 59 ½, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest for the tax years in which the exception was used. You should consult with your tax adviser before taking any partial withdrawals from your Contract.

Required Minimum Distributions (RMD)
For traditional and SEP IRAs, RMDs generally must commence no later than April 1 of the calendar year following the calendar year in which the owner reaches the Qualified Age under IRS regulations. The distribution required by April 1 is the distribution required for the year in which the owner actually turns the qualified age. Unless an exemption is otherwise available, you must take distributions for each calendar year after the year the owner turns the Qualified Age by December 31 of that year. The amount of the RMD is based on the prior year-end fair market value of your contract.
If your contract provides an additional benefit, such as the optional GLWB Rider, the fair market value of your contract may increase by the actuarial present value of the benefit. Therefore, the amount of the RMD you must take may increase.
If you have more than one IRA, the distributions required by the Tax Code for all IRAs in the aggregate may be met by taking distributions from one or more of your IRAs. Please note, however, that only the RMD as defined in the Glossary (for this contract only one time each Contract Year) is protected from a withdrawal charge (see Part 5, section titled “Free Withdrawal Amount”) and from being a Nonguaranteed Withdrawal if you have a GLWB Rider (See Part 6, section titled “Withdrawal Protection for Required Minimum Distributions.)
Failure to comply with the RMD rules applicable to qualified contracts may result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which an RMD exceeds the actual distribution from the contract.
Roth IRAs do not require distributions at any time prior to the owner's death.
Inherited IRAs
The death benefit paid under this contract may be extended as an inherited IRA. This occurs if, after the death of the owner, the owner's beneficiary directs that the death proceeds be titled as an inherited IRA. See Part 4, section titled “Death Benefit.” The owner's beneficiary of the original IRA contract will become the inherited IRA owner and may name his or her own beneficiary in the event of death.
The inherited IRA owner may invest in the Subaccounts then available under the contract. Separate account charges will continue to apply. The inherited IRA owner must take RMDs beginning on or before December 31 of the calendar year after the original owner’s death. If the beneficiary is a spouse and has elected this option, distributions may begin at the end of the calendar year in which the owner would have reached the Qualified Age for purposes of IRS regulations, if later.
Compliance with the SECURE Act
The Setting Every Community Up for Retirement Enhancement Act of 2019, as amended (the “SECURE Act”) substantially changes the tax rules that allowed inherited IRA owners to stretch distributions from their inherited IRAs over their life expectancies. Pursuant to the SECURE Act, notwithstanding any provision in the contract to the contrary, beginning with an owner’s death in 2020, an inherited IRA owner will generally be required to distribute the entire IRA balance within 10 years of the owner’s death.
Under the new rule, an inherited IRA owner who is not an “eligible designated beneficiary” under the Tax Rules, generally must receive the entire death benefit within 10 years of the annuity owner’s death. Eligible designated beneficiaries may still elect to take distributions over their life expectancy or over a period not extending beyond their life expectancy, but the 10-year requirement applies when they die. Eligible designated beneficiaries include: (1) the owner’s surviving spouse, (2) the owner’s minor child (until the child reaches the age of majority, at which time the 10-year rule begins to apply), (3) a disabled person, (4) a chronically ill person, or (5) an individual who is not more than 10 years younger than the owner. The inherited IRA owner’s status as an eligible designated beneficiary is determined on the date of the owner’s death. The five-year rule still applies to non-designated beneficiaries (i.e., beneficiaries that are not human beings).
Integrity Life does not provide tax advice. Please consult your personal financial or tax advisor if you have any questions regarding the impact of the SECURE Act on your designation of beneficiary(ies) and any death benefit paid under this contract.
The following chart summarizes the date when RMDs must begin and the life used to measure the RMDs under the rules in effect for designated beneficiaries:

Death of Owner	Spouse	Other Eligible Designated Beneficiary	Non-Eligible Designated Beneficiary
Before Required Beginning Date
Distributions must begin by the later of (i) 12/31 of the year after the calendar year of owner’s death, or (ii) 12/31 of the year when the deceased owner would have reached the Qualified Age under IRS regulations.
RMD based on beneficiary life expectancy.
		Distributions must begin by 12/31 of the year after the calendar year of owner’s death. RMD based on beneficiary life expectancy.	Distributions must begin by 12/31 of the year after the calendar year of owner’s death. RMD based on a maximum 10-year period.
After Required Beginning Date (Traditional and SEP IRAs only)	Distributions must begin by 12/31 of the year after the calendar year of owner’s death RMD may be based on longer of the owner’s or beneficiary’s life expectancy.	Distributions must begin by 12/31 of the year after the calendar year of owner’s death RMD may be based on longer of the owner’s or beneficiary’s life expectancy.	Distributions must begin by 12/31 of the year after the calendar year of owner’s death RMD based on a maximum 10-year period.

The following restrictions apply to the inherited IRA contract: (i) the inherited IRA owner may not add premium to the contract; (ii) the Death Benefit available to the beneficiary of the inherited IRA owner is the Account Value on the Death Benefit Date after the death of the inherited IRA owner; (iii) the beneficiary of the inherited IRA owner will be required to receive the remaining Account Value either in a lump sum, over five or ten years or over the life expectancy of the inherited IRA owner as determined by the Tax Code.
A tax penalty applies if the inherited IRA owner fails to take the RMD. The tax penalty equals 50% of the excess of the RMD over the amount actually withdrawn from the inherited IRA during the calendar year.
For more information on inherited IRAs, see IRS Publication 590. Seek independent tax advice.
Federal and State Income Tax Withholding
We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.
Certain states have indicated that pension and annuity withholding will apply to payments made to their residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office listed in the Glossary.
Tax Status of the Company
Under existing federal income tax laws, we do not pay tax on investment income and realized capital gains of the Separate Account. We do not anticipate that we will incur any federal income tax liability on the income and gains earned by the Separate Account. The Company, therefore, does not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes. We can also set up reserves for taxes. We receive a tax deduction for dividends received by the Funds.
Transfers Among Subaccounts
There will not be any current tax liability if you transfer any part of the Account Value among the Subaccounts of your contract.
Seek Tax Advice
Integrity Life does not act as your tax or legal advisor. This discussion of the federal income tax treatment of the contract is not designed to cover all situations and is not intended to be tax advice. It is based upon our understanding of the present federal income tax laws as currently interpreted by the IRS and various courts. The IRS or the courts may change their views on the treatment of these contracts. Future legislation may have a negative effect on annuity contracts or IRAs. Also, we have not attempted to consider any applicable state or other tax laws.

Because of the complexity of the tax laws and the fact that tax results will vary according to the particular circumstances, anyone considering buying a contract, selecting an Annuity Option under the contract, or receiving annuity payments under a contract should consult a qualified tax advisor.
You should carefully consider the advantages and disadvantages of owning a variable annuity as an IRA or tax-qualified plan, as well as the costs and benefits of the contract (including the death benefits, income benefits and other non-tax-related benefits), before you purchase the contract as an IRA.
This contract includes an enhanced death benefit and offers an optional living benefit. The IRS requires an actuarial present value of enhanced benefits to be added to the Account Value for purposes of calculating the fair market value of the annuity and determining the RMD.
The IRS has not reviewed the contract for qualification as an IRA and we make no guarantees that the contract will so qualify. Integrity Life does not guarantee the tax status, federal, state, or local, of any contract or any transaction involving the contracts.
Part 9 – Additional Information

Anti-Money Laundering
Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for surrenders (either full or partial), or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract to government agencies or departments.
Systematic Withdrawal Program

We offer a program that allows you to pre-authorize periodic withdrawals from your contract prior to your Annuity Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. If you do not select how often you want to receive withdrawals, we will make them on a monthly basis. You may specify a dollar amount or an annual percentage to be withdrawn, such as the Free Withdrawal Amount. The minimum Systematic Withdrawal is $100. If you do not have enough Account Value to make the withdrawal you have specified, no withdrawal will be made and your enrollment in the program will end. You may specify an account for direct deposit of your Systematic Withdrawals. Direct deposit is required for monthly withdrawals. Withdrawals under this program are subject to withdrawal charges, if any (see Part 3, section titled "Withdrawal Charge") and to income tax and a 10% tax penalty if you are under age 59½. See Part 8.
To enroll in our Systematic Withdrawal Program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon prior written notice. We may terminate or change the Systematic Withdrawal Program at any time.
Income Plus Withdrawal Program
We offer an Income Plus Withdrawal Program that allows you to pre-authorize substantially equal periodic withdrawals, based on your life expectancy as defined by the Tax Code, from your contract any time before you reach age 59½. You will not have to pay a tax penalty for these withdrawals, but they will be subject to ordinary income tax. See Part 8. Once you begin receiving your withdrawals under this program, you should not change or stop the withdrawals until the later of:
•    the date you reach age 59½; and
•    five years from the date of the first withdrawal under the program.
If you change or stop the withdrawals or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior withdrawals made under the Income Plus Withdrawal Program before you reached the date described above, plus interest.
You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. You may specify an account for direct deposit of your withdrawals. Direct deposit is required for monthly withdrawals. We will calculate the amount of the withdrawal, subject to a $100 minimum. We are not responsible for any tax or other liability you may incur if our good faith calculations are not correct. You should consult with your tax advisor to ensure these withdrawals are appropriate to your situation.

If on any withdrawal date you do not have enough Account Value to make the withdrawals you specified, no withdrawal will be made and your enrollment in the program will end.
To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. You may end your participation in the program upon prior written notice. We may terminate or change the Income Plus Withdrawal Program at any time. This program is not available in connection with the Systematic Withdrawal Program. Withdrawals under this program are subject to a withdrawal charge, if any. See Part 4, section titled "Withdrawal Charge."
This program is not available with a GLWB Rider. See Part 6.
Choices Plus Required Minimum Distribution (RMD) Program
We offer a Choices Plus RMD Program that allows you to pre-authorize withdrawals from your IRA after you attain the Qualified Age under IRS regulations. The Tax Code requires that you take minimum distributions beginning on or before April 1 of the calendar year following the calendar year in which you turn the qualified age. The distribution required by April 1 is the distribution required for the year you actually turn the qualified age. Unless an exemption is otherwise available, you must take distributions for each calendar year after the year you turn the Qualified Age by December 31 of that year. These withdrawals are subject to ordinary income tax. See Part 8.
You can choose the Choices Plus RMD Program at any time you have reached the Qualified Age for purposes of IRS regulations by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semi-annually, or annually and can specify the day of the month (other than the 29th, 30th, or 31st) on which the withdrawal is made. You may specify an account for direct deposit of your withdrawals. Direct deposit is required for monthly withdrawals. As a convenience, we will calculate the amount of the withdrawals. We are not responsible for any tax or other liability you may incur if our good faith calculations are not correct. You should consult with your tax advisor to ensure these withdrawals are appropriate to your situation.
Withdrawals of Account Value that are made as part of the Choices Plus program are not subject to a withdrawal charge, as long as you do not take additional withdrawals. You may end your participation in the program upon prior written notice. We may terminate or change the Choices Plus RMD Program at any time.
This program is not available with a GLWB Rider. See Part 6, section titled "Withdrawal Protection for Required Minimum Distributions."
Systematic Transfer Program
We offer a Systematic Transfer Program where we accept new premiums into a Systematic Transfer Option (STO), which is a Fixed Account, and make transfers out of the STO to one or more Subaccounts on a monthly or quarterly basis. We will transfer your STO premiums in approximately equal installments of at least $1,000 monthly over a six-month or monthly or quarterly over a one-year period, depending on the options you select. You can only invest in either the six-month or one-year STO at any one time, but not both. If you do not have enough Account Value in the STO to transfer to each Subaccount specified, a final transfer will be made on a pro rata basis and your enrollment in the program will end. All interest accrued and any Account Value remaining in the STO at the end of the period during which transfers are scheduled to be made will be transferred at the end of that period on a pro rata basis to the Subaccounts you chose for this program. You cannot transfer Account Value into the STO.
Transfers made under our Systematic Transfer Program do not trigger a 60-day waiting period. See Part 5, section titled “Allocations and Transfers.”
To enroll in our Systematic Transfer Program, send the appropriate form to our Administrative Office. We can end the Systematic Transfer Program in whole or in part, or restrict premiums to the program.
This program is available with a GLWB Rider only for the initial premium we received on the Contract Date. See Part 6.
Customized Asset Rebalancing Program
Asset rebalancing allows you to maintain a diversified investment mix that is appropriate for your goals and risk tolerance. Because your different Subaccounts will experience different gains and losses at different times, your asset allocation may shift from your preferred mix. Asset rebalancing periodically resets your investments to your original allocations, ensuring that your asset mix stays in line with your investment strategy.
We offer a Customized Asset Rebalancing Program that allows you to have your investments rebalanced to your allocation percentages periodically. You can choose to rebalance quarterly, semi-annually or annually.

The Account Value in the currently available Subaccounts will automatically be rebalanced back to your allocation percentages by selling all existing Units subject to rebalancing and repurchasing Units according to your allocation. You will receive a confirmation notice after each rebalancing. Subaccounts that are closed to new purchases, and the Fixed Account, are not included in the Customized Asset Rebalancing Program.
Transfers under our Customized Asset Rebalancing Program do not trigger a 60-day waiting period. See Part 5, section titled “Allocations and Transfers.”
To enroll in our Customized Asset Rebalancing Program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon prior written notice. We may end or change the Customized Asset Rebalancing Program at any time. We recommend you consult with your financial professional when establishing your allocation.
This program is not available with a GLWB Rider because quarterly rebalancing is required. See Part 6.
Legal Proceedings
Integrity Life is a party to litigation and arbitration proceedings in the ordinary course of its business. None of these matters is expected to have a material adverse effect on Integrity Life.

Appendix A: Funds Available Under The Contract
The following is a list of Funds available under the contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time. You can also request this information at no cost by calling 1-800-325-8583 or sending an email request to service@integritycompanies.com.
The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. 1
Each Fund’s past performance is not necessarily an indication of future performance. The average annual returns set forth below are based on changes in Fund net asset value rather than changes in the price of Fund shares as determined in transactions on a securities exchange.

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of December 31, 2023)
			1-Year	5-Year	10-Year
EQUITY SUBACCOUNTS
The Fund seeks to track the investment results of the S&P 500® Index.	iShares Core S&P 500 ETF [2] Adviser: BlackRock Fund Advisors	0.03%	26.27%	15.65%	11.99%
The Fund seeks to track the investment results of the S&P MidCap 400®.	iShares Core S&P Mid-Cap ETF [2] Adviser: BlackRock Fund Advisors	0.05%	16.42%	12.57%	9.21%
The Fund seeks to track the investment results of the S&P SmallCap 600®.	iShares Core S&P Small-Cap ETF [2] Adviser: BlackRock Fund Advisors	0.06%	16.03%	10.97%	8.61%
The Fund seeks to track the investment results of the S&P 500 Growth Index™.	iShares S&P 500 Growth ETF [2] Adviser: BlackRock Fund Advisors	0.18%	29.80%	16.02%	13.15%
The Fund seeks to track the investment results of the S&P 500 Value Index™	iShares S&P 500 Value ETF [2] Adviser: BlackRock Fund Advisors	0.18%	22.02%	13.92%	9.83%

The Fund seeks to track the performance of the S&P U.S. Dividend Growers Index.	Vanguard Dividend Appreciation Index Fund, ETF Shares Adviser: The Vanguard Group, Inc.	0.06%	14.46%	13.84%	10.70%
The Fund seeks to track the performance of the CRSP US Large Cap Index.	Vanguard Large-Cap Index Fund, ETF Shares Adviser: The Vanguard Group, Inc.	0.04%	27.29%	15.60%	11.91%
The Fund seeks to track the performance of the CRSP US Mega Cap Index.	Vanguard Mega Cap Index Fund, ETF Shares Adviser: The Vanguard Group, Inc.	0.07%	29.67%	16.15%	12.39%
FIXED INCOME SUBACCOUNTS
The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity VIP Government Money Market Portfolio, Initial Class Adviser: Fidelity Management & Research Company	0.27%	4.89%	1.72%	1.11%
The Fund seeks to track the investment results of the Bloomberg Barclays U.S. Aggregate Bond Index.	iShares Core U.S. Aggregate Bond ETF [2,3] Adviser: BlackRock Fund Advisors	0.03%	5.58%	1.05%	1.77%
The Fund seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield Index.	iShares iBoxx $ High Yield Corporate Bond ETF [2] Adviser: BlackRock Fund Advisors	0.49%	12.41%	4.29%	3.49%
The Fund seeks to track the investment results of the ICE BofA 5-10 Year US Corporate Index.	iShares 5-10 Year Investment Grade Corporate Bond ETF Adviser: BlackRock Fund Advisors	0.04%	9.17%	2.96%	2.56%
The Fund seeks to track the investment results of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).	iShares TIPS Bond ETF [2] Adviser: BlackRock Fund Advisors	0.19%	3.68%	2.91%	2.23%
The Fund seeks to track the performance of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index.	Vanguard Intermediate-Term Corporate Bond Index Fund, ETF Shares Adviser: The Vanguard Group, Inc.	0.04%	8.91%	2.86%	3.14%

The Fund seeks to track the performance of the Bloomberg Barclays U.S. 1-5 Year government/Credit Float Adjusted Index.	Vanguard Short-Term Bond Index Fund, ETF Shares Adviser: The Vanguard Group, Inc.	0.04%	4.91%	1.50%	1.37%
The Fund seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Float Adjusted Index .	Vanguard Total Bond Market Index Fund, ETF Shares. Adviser: The Vanguard Group, Inc.	0.03%	5.70%	1.12%	1.79%
INTERNATIONAL AND ALTERNATIVE SUBACCOUNTS
The Fund seeks to track the investment results of an index composed of non-U.S. developed market government bonds.	iShares International Treasury Bond ETF [2] Adviser: BlackRock Fund Advisors	0.35%	5.63%	-2.96%	-1.56%
The Fund seeks to track the performance of the FTSE Developed All Cap ex US Index.	Vanguard Developed Markets Index Fund, ETF Shares Adviser: The Vanguard Group, Inc.	0.05%	17.77%	8.40%	4.55%
The Fund seeks to track the performance of the FTSE Emerging Markets All Cap China A Inclusion Index.	Vanguard Emerging Markets Stock Index Fund, ETF Shares Adviser: The Vanguard Group, Inc.	0.08%	9.27%	4.73%	3.02%
The Fund seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of the MSCI US Investable Market Real Estate 25/50 Index.	Vanguard Real Estate Index Fund, ETF Shares Adviser: The Vanguard Group, Inc.	0.12%	11.75%	7.30%	7.35%

(1) Each Fund’s expenses were provided in the most recent prospectus for that Fund. We have not independently verified the information. Current or future expenses may be more or less than those shown. More details concerning each Fund’s fees and expenses are contained in the prospectus for that Fund.
(2) The Fund's investment advisory agreement provides that the Fund's investment advisor will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.
(3) The Fund’s expense information in the table has been restated to reflect current fees.
iShares® and Blackrock® are registered marks of BlackRock, Inc. and its affiliates (BlackRock). All other trademarks, service marks or registered trademarks are the property of their respective owners. BlackRock's only relationship to Integrity Life is the licensing of certain trademarks and trade names of BlackRock. Integrity Life's variable annuities are not sponsored, endorsed, sold or promoted by BlackRock. BlackRock makes no representations or warranties to the owners of Integrity Life's variable annuities or any member of the public regarding the advisability of investing in them. BlackRock has no obligation or liability in connection with the operation, marketing, sale or trading of Integrity Life's variable annuities.
Vanguard is a trademark of The Vanguard Group, Inc.
DEPENDING ON THE OPTIONAL BENEFITS YOU CHOOSE, YOU MAY NOT BE ABLE TO INVEST IN CERTAIN FUNDS – please see Part 6, under GLWB Investment Strategies, for details

Appendix B: Withdrawal Charge Examples
We allow two ways for you to request withdrawals. In the first method, you receive the amount requested, and any withdrawal charge is taken from the Account Value. This reduces your Account Value by the amount of the withdrawal charge in addition to the amount you requested. This is the method used unless you request otherwise or unless you have elected one of the GLWB Riders. In the second method, you receive less than you requested if a withdrawal charge applies because the Account Value is reduced by the amount of the requested withdrawal and any withdrawal charge is taken from that amount.
For both methods, withdrawals are attributed to amounts in the following order:
1.    any Free Withdrawal Amount (except in the case of a surrender);
2.    premiums that are no longer subject to a withdrawal charge and have not yet been withdrawn (premiums are withdrawn from oldest to youngest);
3.    premiums subject to a withdrawal charge that have not yet been withdrawn (premiums are withdrawn from oldest to youngest);
4.    any gain, interest or other amount that is not considered a premium.
Example Assumptions
Assume one premium is paid, no previous withdrawals have been taken, and the Account Value at the time of the withdrawal is higher than the Account Value on the most recent Contract Anniversary:
Premium:    $50,000
Account Value before withdrawal:    $60,000
Requested withdrawal:    $16,000
Withdrawal charge percentage applicable to the premium:    6%
Taxes are not considered in this example.
Using the First Method
The Free Withdrawal Amount is calculated as:
$6,000 = $60,000 (Account Value on the date of the withdrawal) x 10% (free withdrawal percentage) - $0 (previous partial withdrawals during the current Contract Year).
After first applying the withdrawal to the Free Withdrawal Amount, the amount of the withdrawal still to be applied is:
$10,000 = $16,000 (requested withdrawal) - $6,000 (Free Withdrawal Amount).
There are no premiums that are no longer subject to a withdrawal charge, so the withdrawal is next applied to the premium subject to a withdrawal charge. The withdrawal charge for this method is calculated as:
$638.30 = $10,000 (portion of the withdrawal still to be attributed) x 6% (withdrawal charge percentage) / (1 – 6%) (one minus the withdrawal charge percentage).
Using this method, you will receive $16,000; however, the total Account Value withdrawn is:
$16,638.30 = $16,000 (requested withdrawal) + $638.30 (withdrawal charge).
The amount of premium still subject to a withdrawal charge is:
$39,361.70 = $50,000 (premium) - $10,638.30 (portion of withdrawal attributed to premium including the withdrawal charge).
Note, the withdrawal charge does not just apply to the premium withdrawn ($10,000 x 6%). It also applies to the withdrawal charge itself as indicated by the (1- 6%) factor in the withdrawal charge formula.

Using the Second Method
The Free Withdrawal Amount is calculated as:
$6,000 = $60,000 (Account Value on the date of the withdrawal) x 10% (free withdrawal percentage) - $0 (previous partial withdrawals during the current Contract Year).
After first applying the withdrawal to the Free Withdrawal Amount, the amount of the withdrawal still to be attributed is:
$10,000 = $16,000 (requested withdrawal) - $6,000 (Free Withdrawal Amount).
There are no premiums that are no longer subject to a withdrawal charge, so the withdrawal is next applied to the premium subject to a withdrawal charge. The withdrawal charge for this method is calculated as:
$600 = $10,000 (portion of the withdrawal still to be attributed) x 6% (withdrawal charge percentage).
Using this method, the total Account Value withdrawn is $16,000; however, you will receive:
$15,400 = $16,000 (requested withdrawal) - $600 (withdrawal charge).
The amount of premium still subject to a withdrawal charge is:
$40,000 = $50,000 (premium) - $10,000 (portion of withdrawal attributed to premium including the withdrawal charge).
Note the second method will produce the same withdrawal charge as the first method if the requested withdrawal under the second method is the same as the total Account Value withdrawn in the first method. For example, a requested withdrawal of $16,638.30 using the second method produces the same $638.30 withdrawal charge as shown in the first method above.
This example is for illustrative purposes only and does not predict results.

Appendix C: Illustrations of Guaranteed Lifetime Withdrawal Benefit
The following examples demonstrate how the GLWB Riders work, based on the stated assumptions. These examples are for illustration only, and do not predict future investment results.
Example #1
This example illustrates the Individual GLWB Rider where withdrawals equal to the Lifetime Payout Amount (LPA), as well as a Nonguaranteed Withdrawal, have been taken, additional premiums have been added and increases to the Withdrawal Percentage and step-ups have been applied. It also illustrates payments for the life of the covered person even though the Account Value has been reduced to zero. All amounts in the table are rounded to the nearest $1.00 in this example.
Assumptions:
•    The Contract Date is June 27.
•    The Owner’s age on Contract Date is 60 years.
•    The Initial premium was $100,000; additional premiums of $10,000 were paid in calendar years 2 and 10.
•    A Nonguaranteed Withdrawal equal to $776 is taken in calendar year 14.
•    Withdrawals equal to LPA are taken in calendar years 6-13, and calendar years 15+.
•    No withdrawals are taken that would result in withdrawal charges under the contract.
•    The RMD is not higher than the LPA in any calendar year.
•    The Rider remains in effect during the period covered in this example.

	As of January 1 (A)				As of February 10 (B)		As of June 27 (C)		As of October 8 (D)
Calendar Year	Covered Person's Age	Withdrawal Percentage	Benefit Base	LPA	Additional Premium	Benefit Base after Additional Premium	Hypothetical Account Value (E)	Benefit Base after Step-Up	Hypothetical Account Value (E)	Annual Withdrawal	Adjusted Non-Guaranteed Withdrawal	Benefit Base After With-drawal
1 (F)							$100,000 (F)	$100,000 (F)	$99,625	$0	$0	$100,000
2	61	3.550% (G)	$100,000	$3,550	$10,000 (H)	$110,000	$112,614	$112,614 (I)	$112,485	$0	$0	$112,614
3	62	3.650% (J)	$112,614	$4,110	$0	$112,614	$116,985	$116,985	$117,755	$0	$0	$116,985
4	63	3.750% (J)	$116,985	$4,387	$0	$116,985	$121,300	$121,300	$122,188	$0	$0	$121,300
5	64	3.850% (J)	$121,300	$4,670	$0	$121,300	$119,745	$121,300	$120,719	$0	$0	$121,300
6	65	4.450% (K)	$121,300	$5,398	$0	$121,300	$120,719	$121,300	$120,123	$5,398	$0	$121,300
7	66	4.450%	$121,300	$5,398	$0	$121,300	$110,136	$121,300	$110,756	$5,398	$0	$121,300
8	67	4.450%	$121,300	$5,398	$0	$121,300	$107,465	$121,300	$106,548	$5,398	$0	$121,300
9	68	4.450%	$121,300	$5,398	$0	$121,300	$101,150 (L)	$121,300	$101,806	$5,398	$0	$121,300
10	69	4.450%	$121,300	$5,398	$10,000 (L)	$121,300	$104,480 (L)	$121,300	$104,565	$5,398 (L)	$0	$121,300
11	70	4.450%	$121,300	$5,398	$0	$121,300	$100,158	$121,300	$100,765	$5,398	$0	$121,300
12	71	4.450%	$121,300	$5,398	$0	$121,300	$91,552	$121,300	$92,072	$5,398	$0	$121,300
13	72	4.450%	$121,300	$5,398	$0	$121,300	$88,408	$121,300	$87,827	$5,398	$0	$121,300
14	73	4.450%	$121,300	$5,398	$0	$121,300	$83,254	$121,300	$83,850	$6,174 (M)	$1,200 (M)	$120,100 (M)
15	74	4.450%	$120,100	$5,344	$0	$120,100	$78,453	$120,100	$79,032	$5,344	$0	$120,100
16	75	4.450%	$120,100	$5,344	$0	$120,100	$76,635	$120,100	$76,973	$5,344	$0	$120,100
17	76	4.450%	$120,100	$5,344	$0	$120,100	$72,345	$120,100	$72,499	$5,344	$0	$120,100
18	77	4.450%	$120,100	$5,344	$0	$120,100	$65,811	$120,100	$66,383	$5,344	$0	$120,100
19	78	4.450%	$120,100	$5,344	$0	$120,100	$57,987	$120,100	$57,660	$5,344	$0	$120,100
20	79	4.450%	$120,100	$5,344	$0	$120,100	$54,408	$120,100	$54,404	$5,344	$0	$120,100
21	80	4.450%	$120,100	$5,344	$0	$120,100	$48,569	$120,100	$48,085	$5,344	$0	$120,100
22	81	4.450%	$120,100	$5,344	$0	$120,100	$44,023	$120,100	$44,010	$5,344	$0	$120,100
23	82	4.450%	$120,100	$5,344	$0	$120,100	$39,825	$120,100	$40,186	$5,344	$0	$120,100
24	83	4.450%	$120,100	$5,344	$0	$120,100	$33,448	$120,100	$33,576	$5,344	$0	$120,100
25	84	4.450%	$120,100	$5,344	$0	$120,100	$26,820	$120,100	$26,701	$5,344	$0	$120,100
26	85	4.450%	$120,100	$5,344	$0	$120,100	$20,716	$120,100	$20,645	$5,344	$0	$120,100
27	86	4.450%	$120,100	$5,344	$0	$120,100	$16,066	$120,100	$16,199	$5,344 (N)	$0	$120,100
28	87	4.450%	$120,100	$5,344	$0	$120,100	$11,180	$120,100	$11,213	$5,344	$0	$120,100
29	88	4.450%	$120,100	$5,344	$0	$120,100	$5,751	$120,100	$5,756	$5,344	$0	$120,100
30	89	4.450%	$120,100	$5,344	$0	$120,100	$399	$120,100	$395	$5,344	$0	$120,100
31+	90	4.450%	$120,100	$5,344	$0	$120,100	$0	$120,100	$0	$5,344	$0	$120,100

(A)    The covered person's age for each year is as of January 1. Also, on each January 1, the LPA is equal to the applicable Withdrawal Percentage multiplied by the Benefit Base.
(B)    In any year that an additional premium is added, it is assumed to be added on February 10. For purposes of this example, we selected February 10 as the assumed date of additional premium payments. Since premiums may be paid throughout the year, we hoped to accurately demonstrate the effect on the contract values by using a date other than the Contract Anniversary and January 1, which are the two key dates in the GLWB Rider calculations.
(C)    Any step-up is applied on the Contract Anniversary, which is June 27 of each year.
(D)    Any withdrawal is assumed to occur one time per year on October 8. For purposes of this example, we selected October 8 as the assumed date of withdrawals.
    Since withdrawals may be made throughout the year, we hoped to accurately demonstrate the effect on the contract values by using a random date other than the Contract Anniversary and January 1, which are the two key dates in the GLWB Rider calculations.
(E)    The hypothetical Account Value on the Contract Anniversary and on the date of the withdrawal includes deduction of all separate account charges and is before any withdrawal.

(F)    The first calendar year begins on June 27, the Contract Date. On this day, the Benefit Base ($100,000) is set equal to the initial premium ($100,000).
    The Withdrawal Percentage (3.5%) is equal to the Age Based Percentage (3.5%) plus the cumulative Deferral Percentage (0%) plus the First Year Deferral Percentage (0%).
    Since the covered person is at least age 60 on the date the Rider is issued, the LPA is available. It is calculated as the Withdrawal Percentage multiplied by the Benefit Base:
•    3.5% (Withdrawal Percentage) x $100,000 (Benefit Base) = $3,500 (LPA).
    Since this is the first calendar year, the LPA is multiplied by a pro rata portion of the calendar year that remains. The pro rata factor is the number of days remaining in the calendar year divided by the total number of days in the calendar year:
•    187 (Days remaining in calendar year) / 365 (Total days in calendar year assuming a non-leap year) x $3,500 (LPA) = $1,793 (1st Year LPA).
(G)    Since no withdrawal was taken in calendar year 1 and since the Contract Date was June 27, the First Year Deferral Percentage is determined as 0.050%. The Withdrawal Percentage (3.550%) is equal to the Age Based Percentage (3.550%) plus the cumulative Deferral Percentage (0%) plus the First Year Deferral Percentage (0.050%).
    The LPA is determined as the Withdrawal Percentage multiplied by the Benefit Base:
•    3.550% (Withdrawal Percentage) x $100,000 (Benefit Base) = $3,550 (LPA).
(H)    An additional premium of $10,000 is made during calendar year 2. Since this premium is during the first Contract Year, the Benefit Base is increased by the amount of the premium.
•    $100,000 (Benefit Base) + $10,000 (additional premium amount) = $110,000 Benefit Base after the additional premium.
(I)    In calendar year 2, the Benefit Base increases to $112,614 because the hypothetical Account Value on the Contract Anniversary ($112,614) is larger than the Benefit Base ($110,000). In calendar years 3 and 4, the Benefit Base again increases to the Account Value, because the Account Value on the Contract Anniversary is larger than the Benefit Base. In calendar years 5 and later, the Benefit Base is always larger than the Account Value on the Contract Anniversary, and thus is not stepped up.
(J)    Since no withdrawal was taken in calendar year 2, the cumulative Deferral Percentage is increased by 0.10%. The Withdrawal Percentage (3.650%) in calendar year 3 is equal to the Age Based Percentage (3.50%) plus the cumulative Deferral Percentage (0.10%) plus the First Year Deferral Percentage (0.050%).
The LPA is determined as the Withdrawal Percentage multiplied by the Benefit Base:
•    3.650% (Withdrawal Percentage) x $112,614 (Benefit Base) = $4,110 (LPA).
Since no withdrawal was taken in calendar year 3, the cumulative Deferral Percentage is again increased by 0.10%. The Withdrawal Percentage (4.250%) in calendar year 4 is equal to the Age Based Percentage (4.00%) plus the cumulative Deferral Percentage (0.20%) plus the First Year Deferral Percentage (0.050%). The LPA is determined as the Withdrawal Percentage multiplied by the Benefit Base:
•    3.750% (Withdrawal Percentage) x $116,985 (Benefit Base) = $4,387 (LPA).
Since no withdrawal was taken in calendar year 4, the cumulative Deferral Percentage is again increased by 0.10%. The Withdrawal Percentage (3.850%) in calendar year 5 is equal to the Age Based Percentage (3.50%) plus the cumulative Deferral Percentage (0.30%) plus the First Year Deferral Percentage (0.050%). The LPA is determined as the Withdrawal Percentage multiplied by the Benefit Base:
•    3.850% (Withdrawal Percentage) x $121,300 (Benefit Base) = $4,670 (LPA).
(K)    Since no withdrawal was taken in calendar year 5, the cumulative Deferral Percentage is again increased by 0.10%. The Age Based Percentage has changed to 4.00% because the covered person is now 65. The Withdrawal Percentage (4.450%) in calendar year 6 is equal to the Age Based Percentage (4.00%) plus the cumulative Deferral Percentage (0.40%) plus the First Year Deferral Percentage (0.050%).

The LPA is determined as the Withdrawal Percentage multiplied by the Benefit Base:
•    4.45% (Withdrawal Percentage) x $121,300 (Benefit Base) = $5,398 (LPA).
Because there is a withdrawal during calendar year 6, the Age Based Percentage is locked at 4.00%.
(L)    An additional premium of $10,000 is made during calendar year 10. Since this premium is paid after the first Contract Year, the premium has no impact on the Benefit Base. All premiums received are immediately applied to the Account Value. For this example, we have used hypothetical Account Values in an effort to reflect market fluctuations between -6% and +6% annually. In the case of this $10,000 additional premium in Contract Year 10, the premium was applied to the Account Value, but because the hypothetical Account Value also reflects market losses, the $10,000 additional premium, assumed to be made on February 10, had declined in value by the Contract Anniversary on June 27. The evolution of the hypothetical Account Value can be seen by tracking the Account Value from June 27 of year 9 to year 10.
The Account Value goes from $101,150 to $104,480 throughout the year, an increase of $3,330. During that Contract Year, there is a $5,398 withdrawal taken on October 8 and a $10,000 premium applied the following February 10; the premium is $4,602 larger than the withdrawal. That means the market experience resulted in a downward movement of $1,272 ($4,602 - $3,330) throughout the year.
•    $101,150    Account Value on June 27 of year 9
•    -$5,398    Withdrawal on October 8
•    +$10,000    Premium on February 10
•    -$1,272    Market experience
•    = $104,480    Account Value on June 27 of year 10
(M)    In calendar year 14, a Nonguaranteed Withdrawal in the amount of $776 ($6,174 amount withdrawn - $5,398 LPA) is taken. The Adjusted Nonguaranteed Withdrawal amount is the Nonguaranteed Withdrawal amount multiplied by the greater of 1.0 and the ratio of the Benefit Base to the Account Value, where both values are calculated immediately before the Nonguaranteed Withdrawal. For this calculation, the Account Value before the Nonguaranteed Withdrawal is $78,452, equal to the Account Value before any withdrawal ($83,850) minus the LPA ($5,398). It is calculated as follows:
•    $776 (Nonguaranteed Withdrawal amount) x the greater of 1.0 and 1.5462 ($121,300 Benefit Base divided by $78,452 Account Value) = $1,200 (Adjusted Nonguaranteed Withdrawal amount).
The Benefit Base is reduced by the Adjusted Nonguaranteed Withdrawal amount:
•    $121,300 (Benefit Base) - $1,200 (Adjusted Nonguaranteed Withdrawal amount) = $120,100 Benefit Base after the Nonguaranteed Withdrawal.
(N)    In calendar year 30, the Account Value is reduced to zero after the withdrawal; however, the Benefit Base is greater than zero. Therefore, the Rider enters Guaranteed Payment Phase and payments of the LPA continue.
Example #2
This example illustrates the Spousal GLWB Rider where withdrawals equal to the LPA as well as Nonguaranteed Withdrawals have been taken and increases to the Withdrawal Percentage have been applied. It also illustrates the termination of the Rider if the Account Value is reduced to zero by a Nonguaranteed Withdrawal. All amounts in the table are rounded to the nearest $1.00 in this example.
Assumptions:
•    The Contract Date is August 8.
•    The covered persons' ages on Contract Date are: owner is 60 and spouse is 57.
•    The Initial premium is $100,000; no additional premiums are paid.
•    Withdrawals equal to LPA are taken in calendar years 4-13.
•    A Nonguaranteed Withdrawal equal to $10,000 in calendar year 3.
•    Full Account Value is withdrawn in calendar year 14.
•    No withdrawals are taken that would result in withdrawal charges under the contract.
•    The RMD is not higher than the LPA in any calendar year.
•    The Rider remains in effect during the period covered in this example.

	As of January 1 (A)					As of August 8 (B)		As of October 8 (C)
Calendar Year	Covered Persons' Ages		Withdrawal Percentage	Benefit Base	LPA	Hypothetical Account Value (D)	Benefit Base after Step-Up	Hypothetical Account Value (D)	Annual Withdrawal	Adjusted Nonguaranteed Withdrawal	Benefit Base After Withdrawal
	Owner	Spouse
1 (E)						$100,000 (E)	$100,000 (E)	$99,625	$0	$0	$100,000
2	61	58	N/A	$100,000	N/A	$103,610	$103,610 (F)	$103,492	$0	$0	$103,610
3	62	59	N/A	$103,610	N/A	$106,597	$106,597	$107,299	$10,000 (G)	$10,000 (G)	$96,597 (G)
4	63	60	3.625% (H)	$96,597	$3,151 (H)	$95,353	$96,597	$96,051	$3,151	$0	$96,597
5	64	61	3.625%	$96,597	$3,151	$91,042	$96,597	$91,783	$3,151	$0	$96,597
6	65	62	3.625%	$96,597	$3,151	$88,631	$96,597	$88,194	$3,151	$0	$96,597
7	66	63	3.625%	$96,597	$3,151	$81,641	$96,597	$82,100	$3,151	$0	$96,597
8	67	64	3.625%	$96,597	$3,151	$80,527	$96,597	$79,840	$3,151	$0	$96,597
9	68	65	3.625%	$96,597	$3,151	$76,689	$96,597	$77,185	$3,151	$0	$96,597
10	69	66	3.625%	$96,597	$3,151	$72,553	$96,597	$72,612	$3,151	$0	$96,597
11	70	67	3.625%	$96,597	$3,151	$70,155	$96,597	$70,580	$3,151	$0	$96,597
12	71	68	3.625%	$96,597	$3,151	$64,732	$96,597	$65,099	$3,151	$0	$96,597
13	72	69	3.625%	$96,597	$3,151	$63,186	$96,597	$62,772	$3,151	$0	$96,597
14	73	70	3.625%	$96,597	$3,151	$60,216	$96,597	$60,648	$60,648 (I)	N/A	$0
15	74	71	N/A	$0	$0	$0	$0	$0	$0	$0	$0

(A)    The covered persons' ages for each year are as of January 1. Also, each January 1 on or after the LPA Eligibility Date, the LPA is equal to the applicable Withdrawal Percentage multiplied by the Benefit Base.
(B)    Any applicable step-up is applied on the Contract Anniversary, which is August 8 of each year.
(C)    Any applicable withdrawal is assumed to occur one time per year on October 8. For purposes of this example, we selected October 8 as the assumed date of withdrawals. Since withdrawals may be made throughout the year, we hoped to accurately demonstrate the effect on the contract values by using a random date other than the Contract Anniversary and January 1, which are the two key dates in the GLWB Rider calculations.
(D)    The hypothetical Account Value on the Contract Anniversary and on the date of the withdrawal includes deduction of all separate account charges and is before any withdrawal.
(E)    The first calendar year begins on August 8, the Contract Date. On this day, the Benefit Base ($100,000) is set equal to the initial premium ($100,000). Since the LPA is not available until the LPA Eligibility Date, the Withdrawal Percentage and the LPA are not applicable.
(F)    In calendar year 2, the Benefit Base increases to $103,610 because the hypothetical Account Value on the Contract Anniversary ($103,610) is larger than the Benefit Base ($100,000). In calendar year 3, the Benefit Base again increases to the Account Value, because the Account Value on the Contract Anniversary is larger than the Benefit Base. In calendar years 4 and later, the Benefit Base is always larger than the Account Value on the Contract Anniversary, and thus is not stepped up.
(G)    In calendar year 3, a Nonguaranteed Withdrawal in the amount of $10,000 is taken. The Adjusted Nonguaranteed Withdrawal amount is the Nonguaranteed Withdrawal amount multiplied by the greater of 1.0 or the ratio of the Benefit Base to the Account Value, where both values are calculated immediately before the Nonguaranteed Withdrawal. It is calculated as follows:
•    $10,000 (Nonguaranteed Withdrawal amount) x the greater of 1.0 and 0.9935 ($106,597 Benefit Base divided by $107,299 Account Value) = $10,000 (Adjusted Nonguaranteed Withdrawal amount).
The Benefit Base is reduced by the Adjusted Nonguaranteed Withdrawal amount:
•    $106,597 (Benefit Base) - $10,000 (Adjusted Nonguaranteed Withdrawal amount) =$96,597 Benefit Base after the Nonguaranteed Withdrawal.
(H)    January 1 of calendar year 4 is the LPA Eligibility Date; thus, the LPA is now available. Since no withdrawal was taken in calendar year 1 and since the Contract Date was August 8, the First Year Deferral Percentage is 0.025%. Since no withdrawal was taken in calendar year 2, the cumulative Deferral Percentage is 0.10%. The

Age Based Percentage (3.50%) is based on the age of the younger covered person. The Withdrawal Percentage (3.625%) is equal to the Age Based Percentage (3.50%) plus the Cumulative Deferral Percentage (0.10%) plus the First Year Deferral Percentage (0.025%).
    The LPA is determined as the Withdrawal Percentage multiplied by the Benefit Base multiplied by the Spousal Factor:
•    3.625% (Withdrawal Percentage) x $96,597 (Benefit Base) x 90% (Spousal Factor) = $3,151 (LPA).
Because there is a withdrawal during calendar year 4, the Age Based Percentage is locked at 3.50%.
(I)    A Nonguaranteed Withdrawal reduces the Account Value to zero in calendar year 14 and the Rider and annuity contract terminate.

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Additional information about the annuity contracts described in this prospectus and Separate Account I of Integrity Life Insurance Company (the “Separate Account”) is contained in the Statement of Additional Information (“SAI”) dated May 1, 2024, which has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus.

The SAI is available without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-8583.
Reports and other information about the Separate Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR contract identifier number: Class/Contract C000110549

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2024
VAROOM® and VAROOM® II Flexible Premium Deferred Variable Annuities
Issued By Integrity Life Insurance Company
Through Separate Account I of Integrity Life Insurance Company
This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the applicable variable annuity prospectus dated May 1, 2024.
A copy of the prospectuses to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720, or by calling 1-800-325-8583. All non-principal risks associated with each contract are disclosed in the respective prospectus.

General Information and History
Integrity Life Insurance Company (Integrity) is an Ohio life insurance company organized on May 3, 1966. Its principal executive offices are located at 400 Broadway, Cincinnati, Ohio 45202. Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of The Western and Southern Life Insurance Company (WSLIC), an Ohio life insurance company organized on February 23, 1888. WSLIC is a wholly owned subsidiary of Western & Southern Financial Group, Inc., an Ohio corporation, which is wholly owned by Western & Southern Mutual Holding Company, an Ohio mutual insurance holding company.
Separate Account I of Integrity Life Insurance Company was established in 1986, and is maintained under the insurance laws of the State of Ohio. The Separate Account is a unit investment trust, which is a type of investment company governed by the Investment Company Act of 1940 (1940 Act).
Administration and Distribution of the Contracts
Administration
Integrity has responsibility for administration of Separate Account I (the Separate Account) and the variable annuity contracts issued through the Separate Account (Contracts). Integrity has entered into a Service Agreement with WSLIC to provide certain services, including administrative services for the Separate Account and the Contracts. Compensation for these services, which is paid by Integrity, is based on the charges and expenses incurred by WSLIC, and will reflect actual costs to the extent reasonably possible.
Custodian
Mid Atlantic Trust Company (MATC), 330 South Poplar, Suite 103, Pierre, SD 57501, is the custodian for the exchange-traded funds (ETFs) held by the Subaccounts. MATC provides certain services to the Separate Account, including custody of and accounting services for the ETFs owned by the Separate Account. MATC also facilitates execution of the purchase and sale of the ETFs through broker-dealers.
Underwriter
Touchstone Securities, Inc. (Touchstone Securities), 400 Broadway, Cincinnati, Ohio 45202, an indirect subsidiary of WSLIC and an affiliate of Integrity, is the principal underwriter of the Contracts. Touchstone Securities is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member in good standing of the Financial Industry Regulatory Authority (FINRA). The Contracts are offered through Touchstone Securities on a continuous basis. The amount of distribution allowances paid to Touchstone Securities from Integrity for underwriting its variable annuities was $2,403,981 in 2023, $3,538,830 in 2022, and $5,895,151 in 2021. Touchstone Securities did not retain distribution allowances during these years.

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Sales
The Contracts are sold by insurance agents licensed in the states where the Contracts may be lawfully sold.  The agents are also registered representatives of broker-dealers, which are registered under the Securities Exchange Act of 1934 and are members of FINRA.
We make payments to the broker-dealer firms that distribute our variable annuity contracts in the form of commissions and other incentives. We may make payments in the form of expense reimbursements or marketing allowances to the broker-dealers that distribute our Contracts in exchange for privileges, including additional or special access to broker-dealers' sales staff, opportunities to provide and attend training and other conferences, and marketing enhancements of our Contracts. The method for calculating any additional compensation may include consideration of the level of sales or assets attributable to the firm. Not all broker-dealers receive additional compensation and the amount of compensation varies by firm. These payments could be significant to a firm, and could create a conflict of interest between the firm or representative and the customer. These payments could provide incentive to a firm or representative to recommend a Contract that is not in a customer’s best interest. We generally choose to compensate broker-dealers that have a strong capability to distribute the Contracts and that are willing to cooperate with our promotional efforts.
The following list includes the names of firms that received expense reimbursement or marketing allowance payments of more than $5,000 with respect to variable annuities sold for Integrity and its wholly owned subsidiary National Integrity Life Insurance Company during the last calendar year.

LPL Financial LLC	American Portfolios Financial Services, Inc.

Performance Data and Illustrations
We may provide performance information and illustrations using performance information. Performance information may be based on historical returns of the subaccounts. At any time in the future, performance will likely be higher or lower than in the past. Historical performance does not predict future results.
Performance Data
In advertisements or in information furnished to you, we may provide the average annual total return and the cumulative total return of the units of the subaccounts. The money market option may also from time to time include the yield and effective yield of its units. Performance information is computed separately for each subaccount in accordance with the formulas described below.
Total return reflects all aspects of the return of a Subaccount, including the automatic reinvestment of all distributions and the deduction of all charges that apply on an annual basis. Performance represents annualized percentage change in net assets of a Subaccount, based on a hypothetical $1,000 investment, the performance of the underlying portfolios and the charges that would have been made during the periods shown. Premium taxes, if applicable, are not reflected.
Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in the Subaccount over certain periods, including 1, 3, 5, and 10 years and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.
Investors should realize that a Subaccount's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical periods as opposed to the actual historical performance of a subaccount during any portion of the period shown. Average annual returns are calculated using this formula:
P (1+T)n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the redeemable value at the end of the period.
Standardized returns are average annual total returns calculated from the Subaccount inception date, which represents the date the Subaccount was available in the Contract. Standardized returns reflect the deduction of all Contract expenses, including underlying fund expenses, the annual separate account charges and the withdrawal charge. The cost of the optional guaranteed lifetime withdrawal benefit rider is not included. If the cost of the rider were included, the returns would be lower.
Non-standardized returns are calculated from the fund inception date, which represents the inception date of the underlying fund, rather than the date it was included in the Contract. Performance that predates the inclusion in the Contract is hypothetical and has been adjusted to include Contract expenses. Two sets of non-standardized returns
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may be presented, each reflecting the deduction of underlying fund expenses and the annual separate account charge. One set also reflects the withdrawal charge. The cost of the guaranteed lifetime withdrawal benefit rider is not included. If the cost of the rider were included, the returns would be lower.
Cumulative total returns are unaveraged and reflect the simple percentage change in the value of a hypothetical investment in the Subaccount over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.
Yields quoted in advertising reflect the change in value of a hypothetical investment in a Subaccount over a stated period of time, not taking into account capital gains or losses, or any withdrawal charge. Yields are annualized and stated as a percentage.
Current yield and effective yield are calculated for the money market option. Current yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less Contract charges that would have applied during the period (the base period), and stated as a percentage of the investment at the start of the base period (the base period return). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.
Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] – 1
Individualized Illustrations
Integrity may provide computer-generated illustrations using programs available through third party firms to provide registered representatives and existing or potential Contracts owners with individualized hypothetical illustrations. The illustrations may include contract values and returns for some or all of the Subaccounts. Such illustrations may include graphs, bar charts and other types of formats.
Hypothetical values may be based on: (i) the results of a hypothetical contribution to a Contract invested in a single or multiple Subaccounts using standardized and non-standardized average annual returns; or (ii) the results of a hypothetical contribution to a Contract using either static or variable assumed rates of return, as allowed by law.
Distributions From Tax-Favored Qualified Retirement Programs
Distributions from qualified plans are subject to ordinary income tax. Special rules may apply to withdrawals from certain types of qualified plans, including Roth IRAs. You should consult with your tax adviser to determine how these rules affect the distribution of your benefits.
Section 72(t) of the Internal Revenue Code provides that any amount received under a qualified contract, which is included in income, may be subject to an additional federal tax. The amount of the additional federal tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the additional federal tax. There is an exception to this 10% additional federal tax for:
1)    distributions made on or after the date you (or the Annuitant as applicable) reach age 59 ½;
2)    distributions following your death or disability (or the Annuitant as applicable) (for this purpose “disability” is defined in Code Section 72(m)(7);
3)    distributions paid in series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives (or life expectancies) of you and designated beneficiary;
4)    distributions made to you after separation from service after attaining age 55 (does not apply to IRAs);
5)    distributions made to you to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to you for amounts paid during the taxable year for medical care (determined without regard to whether you itemize deductions for such taxable year);
6)    distributions to an alternate payee pursuant to a qualified domestic relations order (within the meaning of Code Section 414(p)(1));
7)    distributions from an IRA for the health insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you have received unemployment compensation
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for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);
8)    distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the tax year;
9)    distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8));
10)    distributions made to a reservist called to active duty after September 11, 2001, for a period in excess of 179 days (or for an indefinite period), from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period;
11)    distributions made on account of an IRS levy upon a qualified contract; and
12)    distributions from an eligible retirement plan (including an IRA) of up to $5,000 made to you with     respect to any qualified birth or adoption.
13) up to $22,000 to qualified individuals who sustain an economic loss by reason of a federally declared disaster where they live (as defined in Code Sections 72(t)(2)(M) and 72(t)(11));
14) to a victim of domestic abuse by a spouse or domestic partner, up to the lesser of $10,000 or 50% of account for distributions made after December 31, 2023 (as defined in Code Section 72(t)(2)(K));
15) one distribution per calendar year for personal or family expense, up to the lesser of $1,000 or vested account balance over $1,000 made after December 31, 2023 (as defined in Code Section 72(t)(2)(l));
16) distributions from a pension-linked emergency savings account made after December 31, 2023 (as defined in Code Section 402(A)(e)(7));
17) a returned IRA contribution if withdrawn by extended due date of return, not including earnings on these returned contributions (as defined in Code Section 408(d)(4)); and
18) distributions made to a terminally ill employee, on or after the date the employee has been certified by a physician as having a terminal illness (as defined in Code Section 401(k)(2)(B)(i)(l)).

With respect to 3) above, if the series of substantially equal periodic payments is modified (other than by reason of death or disability) before the close of the 5-year period beginning with the date of the first payment and after you attain age 59 ½, or before you attain age 59 ½, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest for the tax years in which the exception was used. You should consult with your tax adviser before taking any partial withdrawals from your Contract.
Participants in qualified plans (other than IRAs), with the exception of five-percent owners, generally must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the participant reaches the qualified age under IRS regulations (or an owner that reached age 72 on or before December 31, 2022, the applicable age is 72; for an owner that reached age 72 after December 31, 2022 and reaches age 73 on or before December 31, 2032, the applicable age is 73; and for an owner that reaches age 74 after December 31, 2032, the applicable age is 75) or (ii) the calendar year in which the participant retires. Owners of traditional IRAs and 5% owners of qualified plans must begin receiving distributions by April 1 of the calendar year following the year in which the owner or participant reaches the qualified age under IRS regulations. Owners of Roth IRAs are not required to take distributions during their lifetime. Distributions from certain TSA plans can be deferred until age 75. After death, distribution rules apply to traditional and Roth IRAs. If you do not take mandatory distributions, you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed.

Distributions from qualified plans (other than traditional IRAs) in the form of a lump sum settlement, partial withdrawal, or periodic annuity payments for a fixed period of fewer than 10 years, are subject to mandatory federal income tax withholding of 20% of the taxable amount of the distribution, unless (i) the payee directs the transfer of such amounts to another qualified plan or traditional IRA; or (ii) the payment is a minimum distribution required under the Internal Revenue Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to a 10% federal income tax withholding unless the payee elects not to have withholding apply.

We are not permitted to make distributions from a Contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.
The above description of the minimum distribution requirements and the federal income tax consequences of distributions from tax-favored retirement plans, which may be funded by the Contract, is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. If you do not fully comply with all rules, which are subject to change, you may suffer adverse tax consequences. You should consult a qualified and competent tax adviser prior to adopting a plan or purchasing a Contract in connection with a tax-favored plan.
4

Financial Statements
The financial statements of Separate Account I of Integrity Life Insurance Company as of December 31, 2023, and for the periods indicated in the financial statements, incorporated in this Statement of Additional Information by reference to the Form N-VPFS filed on April 25, 2024, have been audited by Ernst & Young LLP, 221 East 4th Street, Suite 2900, Cincinnati, Ohio 45202, independent registered public accounting firm, as set forth in their reports included thereon. These financial statements are incorporated herein by reference in reliance upon the reports of Ernst & Young LLP given on the authority of such firm as experts in accounting and auditing.

The statutory-basis financial statements of Integrity Life Insurance Company as of December 31, 2023, 2022 and 2021, and the statutory-basis financial statements of The Western and Southern Life Insurance Company (WSLIC) as of December 31, 2023, 2022 and 2021 incorporated in this Statement of Additional Information by reference to the Form N-VPFS filed on April 25, 2024, have been audited by Ernst & Young LLP, 221 East 4th Street, Suite 2900, Cincinnati, Ohio 45202, independent auditors, as set forth in their reports included thereon. These financial statements are incorporated herein by reference in reliance upon the reports of Ernst & Young LLP given on the authority of such firm as experts in accounting and auditing

You should distinguish the statutory-basis financial statements of Integrity from the financial statements of the Separate Account and consider the Integrity statutory-basis financial statements only as they relate to the ability of Integrity to meet its obligations under the Contracts. You should consider the statutory-basis financial statements of WSLIC as bearing only on the ability of WSLIC to meet its obligations under its guarantee to Integrity policyholders dated March 3, 2000. You should not consider the Integrity or WSLIC statutory-basis financial statements as relating to the investment performance of the assets held in the Separate Account.

5

PART C - Other Information
Item 27. Exhibits
The following exhibits are filed herewith or incorporated by reference as indicated:
(a) Resolutions of the Board of Directors of Integrity Life Insurance Company (Integrity) authorizing the establishment of Separate Account I, the Registrant. Incorporated by reference to Exhibit 99.1 to Registrant's Post-Effective Amendment No. 15 to registration statement on Form N-4 (File No. 333-44876), filed November 7, 2008.
(b) Custodian Agreements. Custodial Agreement between Integrity and Mid Atlantic Trust Company effective November 1, 2010. Incorporated by reference to Exhibit 99.8(G) to Registrant’s Pre-Effective Amendment No. 3 to registration statement on Form N-4 (File No. 333-166995), filed December 10, 2010.
(c) Underwriting Contracts
a.    Variable Contract Principal Underwriter Agreement with Touchstone Securities, Inc. dated January 1, 2006. Incorporated by reference to Exhibit 99.3(B) to Registrant’s initial registration statement on Form N-4 (File No. 333-178438), filed December 12, 2011.
(d) Contracts
a.    Form of owner driven variable annuity contract. Incorporated by reference to Exhibit 99.4(A) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-178438), filed April 25, 2012.
b.    Form of death benefit rider. Incorporated by reference to Exhibit 99.4(B) to Registrant’s Pre-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-166995), filed August 9, 2010.
c.    Form of endorsement to guaranteed lifetime withdrawal benefit rider effective May 1, 2014. Incorporated by reference to Exhibit 99.4(C) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-178438), filed April 28, 2015.
d.    Form of Individual Guaranteed Lifetime Withdrawal Benefit Rider. Incorporated by reference to Exhibit 99.4(C) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-178438), filed April 25, 2012.
e.    Form of Spousal Guaranteed Lifetime Withdrawal Benefit Rider. Incorporated by reference to Exhibit 99.4(D) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-178438), filed April 25, 2012.
f.    Form of traditional and SEP IRA Endorsement. Incorporated by reference to Exhibit 99.4(E) to Registrant’s Pre-Effective Amendment No. 3 to registration statement on Form N-4 (File No. 333-166995), filed December 10, 2010.
(e) Applications
Form of Application for Owner Driven Contract. Incorporated by reference to Exhibit 99.5 to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-178438), filed April 28, 2015.
(f) Depositor’s Certificate of Incorporation and By-Laws
a.    Articles of Incorporation and Redomestication of Integrity and Certificate of Amendment. Incorporated by reference to Exhibit 99.6(A) to Registrant’s initial registration statement on Form N-4 (File No. 333-178438), filed December 12, 2011.
b.    By-Laws of Integrity. Incorporated by reference to Exhibit 99.6(B) to Registrant’s initial registration statement on Form N-4 (File No. 333-178438), filed December 12, 2011.
(g) Reinsurance Contracts. Not applicable.
(h) Participation Agreements
a.    Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Integrity dated August 10, 2007. Incorporated by reference to Exhibit 99.8(A) to Registrant's Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.

b.    Amendment No. 1 to Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Integrity dated August 10, 2007. Incorporated by reference to Exhibit 99.8(B) to Registrant's Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.
c.    Rule 22c-2 Agreement between Fidelity Distributors Corporation and Integrity dated March 26, 2007. Incorporated by reference to Exhibit 99.8(D) to Registrant's Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.
d.    Voting Agreement between Integrity and The Vanguard Group, Inc. effective December 1, 2010. Incorporated by reference to Exhibit 99.8(C) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-166995), filed April 27, 2011.
e.    Voting Agreement between Integrity and BlackRock, Inc. effective December 1, 2010. Incorporated by reference to Exhibit 99.8(D) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-166995), filed April 27, 2011.
f.    Access Agreement between Integrity and Mid Atlantic Trust Company effective November 1, 2010. Incorporated by reference to Exhibit 99.8(E) to Registrant’s Pre-Effective Amendment No. 3 to registration statement on Form N-4 (File No. 333-166995), filed December 10, 2010.
g.    ETFxChange Authorization between Integrity and Mid Atlantic Trust Company effective November 1, 2010. Incorporated by reference to Exhibit 99.8(F) to Registrant’s Pre-Effective Amendment No. 3 to registration statement on Form N-4 (File No. 333-166995), filed December 10, 2010.
h.    Amendment 2 to Access Agreement and ETFxChange Authorization between Integrity and Mid Atlantic Trust Company effective February 2, 2015. Incorporated by reference to Exhibit 99.8(H) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-178438), filed April 28, 2015.
i.    Custodial Agreement between Integrity and Mid Atlantic Trust Company effective November 1, 2010. Incorporated by reference to Exhibit 99.8(G) to Registrant’s Pre-Effective Amendment No. 3 to registration statement on Form N-4 (File No. 333-166995), filed December 10, 2010.
(i) Administrative Contracts.
(j) Other Material Contracts.
a. Form of Selling/General Agent Agreement among Integrity, Touchstone Securities, Inc. and broker dealers. Incorporated by reference to Exhibit 99.3(A) to Registrant’s initial registration statement on Form N-4 (File No. 333-178438), filed December 12, 2011.
b.    Form of Selling Agreement among W&S Financial Group Distributors, Inc., on behalf of National Integrity, Touchstone Securities, Inc., and broker dealers. Incorporated by reference to Exhibit 99.3(B) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2014.
c. Guaranty from WSLIC to the policyholders of Integrity. Incorporated by reference to Exhibit 99.14 to Registrant’s initial registration statement on Form N-4 (File No. 333-178438), filed December 12, 2011.
d. Powers of Attorney of members of the Board of Directors of The Western and Southern Life Insurance Company (WSLIC), specifically John P. Zanotti, James N. Clark, James C. Hale, Robert B. Truitt, Robert L. Lawrence, James K. Risk, III, Phillip R. Cox, and Thomas L. Williams, each dated April 16, 2024, filed herewith.

(k) Legal Opinion. Opinion and Consent of Counsel as to the legality of the securities registered is filed herewith.

(l) Other Opinions. Consent of Independent Registered Public Accounting Firm is filed herewith.

(m) Omitted financial statements. Not applicable.
(n) Initial Capital Agreements. Not applicable.
(o) Form of Initial Summary Prospectus. Not applicable.

Item 28.    Directors and Officers of the Depositor

The names, positions and principal business addresses* of the directors and officers of the Depositor are as follows:

Directors:
John F. Barrett    Director, Chairman of the Board
Jill T. McGruder    Director, President and Chief Executive Officer
Jonathan D. Niemeyer    Director
Brendan M. White    Director
Donald J. Wuebbling    Director

Officers:
Jill T. McGruder    President and Chief Executive Officer
Mark E. Caner                    Sr. Vice President, Distribution
Daniel J. Downing                Sr. Vice President, Independent Agent Channel
Lisa B. Fangman                Sr. Vice President, Insurance Operations
James J. Fitzgerald                Sr. Vice President, Chief Information Officer
D. Todd Henderson                Sr. Vice President, Chief Actuary, Risk & Data Officer Kevin L. Howard                Sr. Vice President, General Counsel & Assistant Secretary Bradley J. Hunkler                Sr. Vice President, Chief Financial Officer
Christopher D. Shipley            Sr. Vice President, Co-Chief Investment Officer Brendan M. White                Sr. Vice President, Co-Chief Investment Officer Charles M. W. Barrett                Vice President
James D. Conklin                Vice President
Wade M. Fugate                Vice President, Controller
Mark D. Hutchinson                Vice President
Jay V. Johnson                Vice President, Corporate Finance and Treasurer
Paul M. Kruth                    Vice President, Sales
Bruce W. Maisel                Vice President, Chief Compliance Officer
Justin K. Payne                Vice President
Paul C. Silva                    Vice President
Rodrick L. Snyder                Vice President and Chief Audit Officer
Denise L. Sparks                Vice President, Information Services
Michael S. Speas                Vice President and Chief Information Security Officer
Jacob C. Steuber                Vice President
Terrie A. Wiedenheft                Vice President, Commission Accounting and Finance
Scott J. Wittman                Vice President
Aaron J. Wolf                    Vice President, Chief Underwriter
Ayana Gordon                    Secretary
Lindsay M. Connelly                Assistant Vice President, Assistant Treasurer
Benjamin E. Fotsch                Assistant Vice President
Patrick F. McCormack                Assistant Vice President
Allen J. Miller                    Assistant Vice President
Clayton H. Morris                Assistant Vice President
James R. Murray                Assistant Vice President, Risk Management
John S. Musgrove                Assistant Vice President, Assistant Treasurer
Donald P. Myers                Assistant Vice President, Financial Reporting
Robert F. Noschang                Assistant Vice President
Amy M. Retzsch                Assistant Vice President, Annuity Operations
Christopher J. Roland                Assistant Vice President
Andrew P. Shull                Assistant Vice President, Data & Analytics
Sarah Sparks Herron                Assistant Secretary
Jason T. Anderson                Assistant Treasurer
Brenda L. Elliott                Manager, Licensing

*The principal business address for the above is 400 Broadway, Cincinnati, Ohio 45202.

Item 29. Persons Controlled by or Under Common Control with Integrity or Registrant

SEC Integrity
Affiliate	State	Entity Abb	Ownership	Type of Business
309 Holding LLC	DE	LLC	97% owned by The Western and Southern Life Insurance Company, 1% owned by W&S Real Estate Holdings, Inc. and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
505 Courtland Owner, LLC	DE	LLC	100% owned by Courtland Apartments, LLC	real estate ownership entity(ies)
506 Phelps Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Alta 287 Owner, LLC	DE	LLC	100% owned by ALTA 287 Venture, LLC (DE)	real estate ownership entity(ies)
ALTA 287 Venture, LLC	DE	LLC	47% owned by W&S Real Estate Holdings, LLC and 3% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Alta at Horizons West Owner, LLC	DE	LLC	100% owned by Alta at Horizons West, LLC	real estate ownership entity(ies)
Alta at Horizons West, LLC	DE	LLC	47% owned by W&S Real Estate Holdings, LLC and 3% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Alta Preston Residences, LLC	DE	LLC	100% owned by Alta Preston, LLC	ownership and operation of real estate
Alta Preston, LLC	DE	LLC	100% owned by Alta, 47% owned by W&S Real Estate Holdings and 3% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Aria JV, LLC	IN	LLC	74% owned by Lennox Zionsville Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Aria Zionsville, LLC	IN	LLC	100% owned by Aria JV, LLC	real estate ownership entity(ies)
Ascent Plainfield, LLC	IN	LLC	64% owned by Stout Metro Housing Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Boston Capital Corporate Tax Credit Fund XLIX	DE	LP	25.751% limited partnership interests owned by The Lafayette Life Insurance Company	real estate ownership entity(ies)
Buckeye Venture Partners, LLC	OH	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
BVP NEO, LLC	OH	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
Canal Senate Apartments, LLC	IN	LLC	100% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
Cape Barnstable Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)

Carmel Holdings, LLC	OH	LLC	99% owned by W&S Real Estate Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Carmel Hotel Investor, LLC	OH	LLC	100% owned by Carmel Holdings, LLC	real estate ownership entity(ies)
Carmel Hotel, LLC	IN	LLC	99% owned by Carmel Hotel Investor, LLC; 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Carthage Senior Housing, Ltd.	OH	LLC	98% owned by W&S Real Estate Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
CCA CBD Cincinnati LLC	OH	LLC	100% owned by 309 Holding, LLC	ownership and operation of real estate
Cedar Park Senior Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Cincinnati CBD Holdings, LLC	OH	LLC	100% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
Cleveland East Hotel, LLC	OH	LLC	99% owned by WSALD CEH, LLC; 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Columbus Life Insurance Company	OH	Corp	100% owned by The Western and Southern Life Insurance Company
Courtland Apartments, LLC	DE	LLC	47% owned by W&S Real Estate Holdings and 3% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Covington Apartment Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Covington Fee Owner	DE	LLC	100% owned by Covington Land Partners LLC	real estate ownership entity(ies)
Covington Land Partners LLC	DE	LLC	64% owned by Covington Apartment Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
CP Lee Road LLC	MN	LLC	100% owned by ERG-CP FM Portfolio Holdings, LLC	real estate ownership entity(ies)
Cranberry NP Hotel Company, LLC	PA	LLC	99% owned by NP Cranberry Hotel Investor LLC; 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Eagle Realty Capital Partners, LLC	OH	LLC	100% Eagle Realty Group, LLC	investment advisor
Eagle Realty Group, LLC	OH	LLC	100% owned by Western & Southern Investment Holdings, LLC	real estate holding company
Eagle Realty Investments, Inc. (ERI)	OH	Corp	100% owned by Eagle Realty Group, LLC	real estate ownership entity(ies)
EMF DT SA, LLC (2017) (Encore River Walk)	DE	LLC	100% owned by EMF River Walk Investments, LLC	ownership and operation of real estate
EMF River Walk Investments, LLC	DE	LLC	54% owned by South Flores Housing Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
ERG-CP Eagan IW Owner LLC	DE	LLC	100% owned by ERG-CP MN7 Last Mile Holdings LLC	real estate ownership entity(ies)
ERG-CP FM Portfolio Holdings, LLC	DE	LLC	100% owned by ERG-CP FM Portfolio JV LLC	real estate ownership entity(ies)

ERG-CP FM Portfolio JV LLC	DE	LLC	41% owned by W&S Real Estate Holdings, LLC and 3% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
ERG-CP France Ave BP Owner LLC	DE	LLC	100% owned by ERG-CP MN7 Last Mile Holdings LLC	real estate ownership entity(ies)
ERG-CP MN7 Last Mile Holdings LLC	DE	LLC	100% owned by ERG-CP MN7 Last Mile JV LLC	real estate ownership entity(ies)
ERG-CP MN7 Last Mile JV LLC	DE	LLC	67% owned by W&S Real Estate Holdings, LLC and 3% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
ERG-CP Northpoint IC Owner LLC	DE	LLC	100% owned by ERG-CP MN7 Last Mile Holdings LLC	real estate ownership entity(ies)
ERG-CP Piper Road Owner LLC	DE	LLC	100% owned by ERG-CP FM Portfolio Holdings, LLC	real estate ownership entity(ies)
ERG-CP Square A & E Owner LLC	DE	LLC	100% owned by ERG-CP MN7 Last Mile Holdings LLC	real estate ownership entity(ies)
ERG-CP Square B Owner LLC	DE	LLC	100% owned by ERG-CP MN7 Last Mile Holdings LLC	real estate ownership entity(ies)
ERG-CP Square C Owner LLC	DE	LLC	100% owned by ERG-CP MN7 Last Mile Holdings LLC	real estate ownership entity(ies)
ERG-CP Square F Owner LLC	DE	LLC	100% owned by ERG-CP MN7 Last Mile Holdings LLC	real estate ownership entity(ies)
Fabric Technologies, Inc.	DE	Corp.	100% owned by The Western and Southern Life Insurance Company	technology
Flats at Springhurst LLC	KY	LLC	100% owned by Springhurst JV, L.L.C.	ownership and operation of real estate
Flats Springhurst Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Fort Washington Capital Partners, LLC (FWCP)	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private fund management
Fort Washington Core Plus Fixed Income (ERISA) LLC	DE	LLC	Managing member is Fort Washington Fixed Income LLC	private fixed income fund
Fort Washington Core Plus Fixed Income LLC	DE	LLC	Managing member is Fort Washington Fixed Income LLC	private fixed income fund
Fort Washington Emerging Market Debt LLC	DE	LLC	Managing member is Fort Washington Fixed Income LLC	private fixed income fund management
Fort Washington Fixed Income LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private fixed income fund management
Fort Washington High Yield Investors II, LLC	DE	LLC	Managing member is Fort Washington Investment Advisors, Inc.	private fixed income fund
Fort Washington High Yield Investors LLC	DE	LLC	Managing member is FWCP	private fixed income fund

Fort Washington Investment Advisors, Inc. (FWIA)	OH	Corp	100% owned by Western & Southern Investment Holdings, LLC	registered investment adviser
Fort Washington Private Equity Investors III, L.P.	DE	LP	General partner is FWCP	private equity fund
Fort Washington Private Equity Investors IV, L.P.	DE	LP	General partner is FWCP	private equity fund
Fort Washington Private Equity Investors IX, L.P.	DE	LP	General partner is FWPEI IX GP, LLC	private equity fund
Fort Washington Private Equity Investors IX-B, L.P.	DE	LP	General partner is FWPEI IX GP, LLC and The Western and Southern Life Insurance Company is the sole limited partner	private equity fund
Fort Washington Private Equity Investors IX-K, L.P.	DE	LP	General partner is FWPEI IX GP, LLC	private equity fund
Fort Washington Private Equity Investors V, L.P.	DE	LP	General partner is FWPEI V GP, LLC	private equity fund
Fort Washington Private Equity Investors V-B, L.P.	DE	LP	General partner is FWPEI V GP, LLC	private equity fund
Fort Washington Private Equity Investors VI, L.P.	DE	LP	General partner is FWPEI VI GP, LLC	private equity fund
Fort Washington Private Equity Investors VII, L.P.	DE	LP	General partner is FWPEI VII GP, LLC	private equity fund
Fort Washington Private Equity Investors VIII, L.P.	DE	LP	General partner is FWPEI VIII GP, LLC	private equity fund
Fort Washington Private Equity Investors VIII-B, L.P.	DE	LP	General partner is FWPEI VIII GP, LLC and The Western and Southern Life Insurance Company is the sole limited partner	private equity fund
Fort Washington Private Equity Investors V-VC, L.P.	DE	LP	General partner is FWPEI V GP, LLC	private equity fund
Fort Washington Private Equity Investors X, L.P.	DE	LP	General partner is FWPEI X GP, LLC	private equity fund
Fort Washington Private Equity Investors X-B, L.P.	DE	LP	General partner is FWPEI X GP, LLC and The Western and Southern Life Insurance Company is the sole limited partner	private equity fund
Fort Washington Private Equity Investors XI, L.P.	DE	LP	General partner is FWPEI XI GP, LLC	private equity fund
Fort Washington Private Equity Investors XI-B, L.P.	DE	LP	General partner is FWPEI XI GP, LLC and The Western and Southern Life Insurance Company is the sole limited partner	private equity fund
Fort Washington Private Equity Investors XI-K, L.P.	DE	LP	General partner is FWPEI XI GP, LLC	private equity fund

Fort Washington Private Equity Opportunities Fund II, L.P.	DE	LP	General partner is FWPEO II GP, LLC	private equity fund
Fort Washington Private Equity Opportunities Fund III, L.P.	DE	LP	General partner is FWPEO III GP, LLC	private equity fund
Fort Washington Private Equity Opportunities Fund III-B, L.P.	DE	LP	General partner is FWPEO III GP, LLC and The Western and Southern Life Insurance Company is the sole limited partner	private equity fund
Fort Washington Private Equity Opportunities Fund IV, L.P.	DE	LP	General partner is FWPEO IV GP, LLC	private equity fund
Fort Washington Private Equity Opportunities Fund IV-B, L.P.	DE	LP	General partner is FWPEO IV GP, LLC	private equity fund
Fort Washington Private Equity Opportunities Fund IV-Feeder, LLC	DE	LLC	General partner is FWPEO IV GP, LLC	private equity feeder fund
Fort Washington Private Equity Opportunities Fund IV-K, L.P.	DE	LP	General partner is FWPEO IV GP, LLC	private equity fund
Fort Washington Private Equity Opportunities Fund V, L.P.	DE	LP	General partner is FWPEO V GP, LLC	private equity fund
Fort Washington Private Equity Opportunities Fund V-B, L.P.	DE	LP	General partner is FWPEO V GP, LLC and The Western and Southern Life Insurance Company is the sole limited partner	private equity fund
Fort Washington Private Equity Small Market Investors II, L.P.	DE	LP	General partner is FWPEI Small Market II GP, LLC	private equity fund
Fort Washington Private Equity Small Market Investors II-B, L.P.	DE	LP	General partner is FWPEI Small Market II GP, LLC and The Western and Southern Life Insurance Company is the sole limited partner	private equity fund
Fort Washington Private Equity Small Market Investors II-K, L.P.	DE	LP	General partner is FWPEI Small Market II GP, LLC	private equity fund
Fort Washington Private Equity Small Market Investors X-S, L.P.	DE	LP	General partner is FWPEI Small Market II GP, LLC	private equity fund
Fort Washington Securities Lending Fixed Income LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private fixed income fund
Fort Washington Strategic Income LLC	DE	LLC	Managing Member is Fort Washington Fixed Income LLC	private fixed income fund management

Fourth and Pike Apartments LLC	OH	LLC	100% owned by W&S Real Estate Holdings, LLC	real estate ownership entity(ies)
Frontage Lodging Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
FWPEI IX GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
FWPEI Mauna Kea GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
FWPEI Small Market II GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
FWPEI V GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
FWPEI VI GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
FWPEI VII GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
FWPEI VIII GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
FWPEI X GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
FWPEI XI GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
FWPEO II GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
FWPEO III GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
FWPEO IV GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
FWPEO V GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
GDR Capital, LLC	DE	LLC	32% owned by W&S Real Estate Holdings, LLC and 3% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
GDR Residential, LLC	DE	LLC	100% owned by GDR Capital, LLC	real estate ownership entity(ies)
Gerber Life Agency, LLC	OH	LLC	100% owned by The Western and Southern Life Insurance Company	insurance marketing services
Gerber Life Insurance Company	NY	Corp	100% owned by The Western and Southern Life Insurance Company
Grand Dunes Senior Holding, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
GS Barnstable Land Owner, LLC	DE	LLC	100% owned by GS Barnstable Venture, LLC	real estate ownership entity(ies)

GS Barnstable Venture, LLC	DE	LLC	54% owned by Cape Barnstable Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
GS Lakeline AA Apartments Owner, LLC	DE	LLC	100% owned by GS Lakeline AA Apartments, LLC	real estate ownership entity(ies)
GS Lakeline AA Apartments, LLC	DE	LLC	49% owned by Cedar Park Senior Investor Holdings, LLC (OH) and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
GS Nashville Hotel Owner, LLC	DE	LLC	100% owned by Nashville Hotel JV, LLC	ownership and operation of real estate
GS Short Pump AA Apartments Owner, LLC	DE	LLC	100% owned by GS Short Pump AA Apartments, LLC	ownership and operation of real estate
GS Short Pump AA Apartments Owner, LLC	DE	LLC	100% owned by GS Short Pump AA Apartments, LLC	real estate ownership entity(ies)
GS Short Pump AA Apartments, LLC	DE	LLC	49% owned by Three Chopt AA Investor Holdings, LLC; and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Hambright Road Apartments Owner, LLC	DE	LLC	100% owned by Hambright Road Apartments Venture, LLC	real estate ownership entity(ies)
Hambright Road Apartments Venture, LLC	DE	LLC	47% owned by W&S Real Estate Holdings, LLC and 3% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Heartis Venice JV, LLC	DE	LLC	49% owned by Tamiami Senior Investor Holdings, LLC (OH) and 1% owned Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Heartis Venice, LLC	DE	LLC	100% owned by Heartis Venice JV, LLC	ownership and operation of real estate
Houston Reverie, LLC	TX	LLC	59% owned by River Hollow Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
IFS Financial Services, Inc. (IFS)	OH	Corp	100% owned by Western-Southern Life Assurance Company (Western-Southern Life Assurance Company)	real estate ownership entity(ies)
Jomax Holdings, LLC	DE	LLC	47% owned by W&S Real Estate Holdings and 3% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Jomax Residences, LLC	DE	LLC	100% owned by Jomax Holdings, LLC	real estate ownership entity(ies)
KCJA X NNN Industrial Investor Holdings, LLC	OH	LLC	100% owned by Western-Southern Life Assurance Company	real estate ownership entity(ies)
LaFrontera Hotel LLC	TX	LLC	100% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
LaFrontera Lodging Partners LP	OH	LP	99% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
Lennox Zionsville Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)

LLIA, Inc.	OH	Corp	100% owned by The Lafayette Life Insurance Company	general insurance agency
Lorraine Senior Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Lytle Park Inn, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Main Hospitality Holdings, LLC	OH	LLC	78.4% owned by W&S Real Estate Holdings, LLC and 1.6% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Manchester Holdings, LLC	DE	LLC	67.89% by Manchester Semmes OZ Fund, LLC (OH); 25.72% by Manchester Semmes OZ Fund No. 2, LLC (AL); and 1.39% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Manchester Residences, LLC	DE	LLC	100% owned by Manchester Holdings, LLC	real estate ownership entity(ies)
Manchester Semmes OZ Fund No. 2, LLC	AL	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Manchester Semmes OZ Fund, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Mauna Kea Taft-Hartley Partners (ERISA), L.P.	DE	LP	General partner is FWPEI Mauna Kea GP, LLC	private equity fund
Monterosso Apartments JV, LLC	DE	LLC	54% owned by Monterosso Housing Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Nashville Hotel JV, LLC	DE	LLC	52% owned by W&S REH and 3% by ERI	real estate ownership entity(ies)
National Integrity Life Insurance Company	NY	Corp	100% owned by ILIC
NEO Capital Fund, LP	DE	LP	General partner is BVP NEO, LLC	private equity fund
North Pittsburgh Hotel LLC	PA	LLC	99% owned by WSALD NPH, LLC; 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
NP Cranberry Hotel Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC, 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
NP Cranberry Hotel Investor, LLC	OH	LLC	100% owned by NP Cranberry Hotel Holdings, LLC	real estate ownership entity(ies)
OTR Housing Associates, L.P.	OH	LP	98% owned by The Western and Southern Life Insurance Company; 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
OTR Redevelopment Group, LLC	OH	LLC	100% owned by OTR Walnut Housing, Ltd.	real estate ownership entity(ies)
OTR Transitional Housing, L.P.	OH	LP	99% owned by The Western and Southern Life Insurance Company	ownership and operation of real estate
OTR-Walnut Housing, Ltd.	OH	LLC	100% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate

Park BLVD Holdings, LLC	DE	LLC	47% owned by W&S Real Estate Holdings and 3% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Park BLVD Residences, LLC	DE	LLC	100% owned by Park Blvd Holdings, LLC	real estate ownership entity(ies)
Parkway Crossings Apartments, LLC	DE	LLC	100% owned by Parkway Crossings Venture, LLC	real estate ownership entity(ies)
Parkway Crossings Venture, LLC	DE	LLC	55% owned by South Orange Kissimmee OZ Fund	real estate ownership entity(ies)
Patterson at First Investor Holdings, LLC	OH	LLC	100% owned by Integrity Life Insurance Company	real estate ownership entity(ies)
Pleasanton Hotel Holding Company LLC	DE	LLC	69% owned by Pleasanton Hotel Investor Holdings, 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Pleasanton Hotel Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Pleasanton Project Owner, LLC	DE	LLC	100% owned by Pleasanton Hotel Holding Company LLC	ownership and operation of real estate
Portside Residences, LLC	DE	LLC	100% owned by PRLE, LLC	real estate ownership entity(ies)
Prairie Path Apts Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Price Road Hotel LLC	DE	LLC	64% owned by Price Willis Lodging Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Price Willis Lodging Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
PRLE, LLC	DE	LLC	49% owned by Grand Dunes Senior Holding, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Project Titan SPV LLC	DE	LLC	44.2% owned by FWPEO Fund IV, L.P.; 16.4% owned by FWPEI X; 11.5% owned by FWPEO Fund IV-K; 7.5% owned by FWPEI X-B; 6.8% owned by FWPEI IX; 4% owned by FWPEO Fund IV-B; 3.3% owned by FWPE Small Market Investors X-S; 3.2% owned by FWPEI IX-B and IX-K.	private equity special purpose investment vehicle
Queen City Square, LLC	OH	LLC	99.75% owned to The Western and Southern Life Insurance Company; .25% Eagle Realty Investments, Inc.	ownership and operation of real estate
Raleigh Hotel Holding Company LLC	DE	LLC	62% owned by W&SREH and 3% owned by ERI	real estate ownership entity(ies)
Raleigh Project Owner LLC	DE	LLC	100% owned by Raleigh Hotel Holding Company, LLC	ownership and operation of real estate
Rancho Presidio Fee Owner LLC	DE	LLC	100% owned by Rancho Presidio Land Partners LLC	real estate ownership entity(ies)
Rancho Presidio Land Partners LLC	DE	LLC	21.14% owned by W&S Real Estate Holdings and 3.86% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)

Randolph Tower Affordable Investment Fund, LLC	DE	LLC	99.99% owned by The Western and Southern Life Insurance Company	real estate ownership entity(ies)
Revel Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
River Hollow Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
River Reserve Property Partners LLC	DE	LLC	27% owned by W&S Real Estate Holdings, LLC and 3% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
River Venture Partners II LLC	DE	LLC	100% owned by River Reserve Property Partners LLC	real estate ownership entity(ies)
Sarasota Property Owner, LLC	DE	LLC	100% owned by Senior Living at Sarasota, LLC	ownership and operation of real estate
Securities Lending Fund LLC	WI	LLC	Managing member is Fort Washington Securities Lending Fixed Income LLC	fixed income fund management
Securities Lending Fund-B LLC	DE	LLC	Managing member is Fort Washington Securities Lending Fixed Income LLC	fixed income fund management
Senior Living at Sarasota, LLC	DE	LLC	49% owned by Lorraine Senior Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Seventh and Culvert Garage, LLC	OH	LLC	100% owned by W&S Real Estate Holdings, LLC	real estate ownership entity(ies)
Sixth and Saratoga NW, LLC	KY	LLC	100% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
South Flores Housing Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
South Kirkman Apartment Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
South Kirkman Fee Owner LLC	DE	LLC	100% owned by South Kirkman Land Partners LLC	ownership and operation of real estate
South Kirkman Land Partners LLC	DE	LLC	64% owned by South Kirkman Apartment Holdings, LLC (OH) and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
South Orange Kissimmee OZ Fund, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Springhurst JV, L.L.C.	KY	LLC	64% owned by Flats Springhurst Investor Holdings, LLC; and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Stout Metro Housing Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
SW Link Phase I Development LLC	DE	LLC	47% owned by W&S Real Estate Holdings, LLC and 3% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
SW Link Phase I Owner LLC	DE	LLC	100% owned by SW Link Phase I Development LLC	real estate ownership entity(ies)

Tamiami Senior Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
The Lafayette Life Insurance Company	OH	Corp	100% owned by Western & Southern Financial Group, Inc. (WSFG)
The Ohio Capital Fund LLC	OH	LLC	Managed by Buckeye Venture Partners, LLC	state funded private equity fund
The Western and Southern Life Insurance Company (WSLIC)	OH	Corp	100% owned by WSFG
Three Chopt AA Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Timacuan Apartment Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Timacuan Fee Owner LLC	DE	LLC	100% owned by Timacuan Land Partners LLC (DE)	ownership and operation of real estate
Timacuan Land Partners LLC	DE	LLC	64% owned by Timacuan Apartment Holdings, LLC (OH) and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Timberlake JV, LLC	DE	LLC	67% owned by W&S Real Estate Holdings, and 3% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Timberlake Owner, LLC	DE	LLC	100% owned by Timberlake JV, LLC	ownership and operation of real estate
Touchstone Advisors, Inc.	OH	Corp	100% owned by IFS Financial Services, Inc.	registered investment adviser
Touchstone Securities, Inc.	NE	Corp	100% owned by IFS Financial Services, Inc. Financial Services, Inc.	securities broker-dealer
TXFL NNN Office Investor Holdings, LLC	OH	LLC	40.7408% owned by Western-Southern Life Assurance Company, 29.6296% owned by The Lafayette Life Insurance Company, 14.8148% owned by Integrity Life Insurance Company, 14.8148% owned by National Integrity Life Insurance Company	real estate ownership entity(ies)
UGR Holdings, LLC	DE	LLC	99% owned by University Shade Investor Holdings, LLC (OH) and 1% by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
University Grove Residences, LLC	DE	LLC	100% owned by UGR Holdings, LLC (DE)	ownership and operation of real estate
University Shade Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Vail Hotel Holdings ESHV, LLC	DE	LLC	74% owned by Frontage Lodging Investor Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Vail Hotel Owner ESHV, LLC	DE	LLC	100% owned by Vail Hotel Holdings ESHV, LLC	ownership and operation of real estate
Vinings Trace, LLC	IN	LLC	99% owned by W&S Real Estate Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate

W Apts Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
W Flats Residences, LLC	DE	LLC	66.5% owned by W Apts Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
W&S Brokerage Services, Inc.	OH	Corp	100% owned by Western-Southern Life Assurance Company	investment advisor and broker dealer
W&S Financial Group Distributors, Inc.	OH	Corp	100% owned by Western-Southern Life Assurance Company	general insurance agency
W&S Real Estate Holdings, LLC	OH	LLC	100% owned by The Western and Southern Life Insurance Company	real estate ownership entity(ies)
W&S Ventures, LLC	OH	LLC	100% owned by Western & Southern Financial Group, Inc. (WSFG)
Warm Springs Apartment Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Warm Springs Fee Owner LLC	DE	LLC	100% owned by Warm Springs Land Partners LLC	ownership and operation of real estate
Warm Springs Land Partners LLC	DE	LLC	64% owned by Warm Springs Apartment Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Warrenville Property Partners LLC	DE	LLC	100% owned by Warrenville Venture Partners LLC	real estate ownership entity(ies)
Warrenville Venture Partners LLC	DE	LLC	49% owned by Prairie Path Apts Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
West Crescent Venture Partners LLC	DE	LLC	49% owned by Revel Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
West Crescent Venture Partners LLC	DE	LLC	49% owned by Revel Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
WestAd Leasing, LLC	OH	LLC	100% owned by Western & Southern Financial Group, Inc. (WSFG)	Airplane ownership/leasing
Western & Southern Agency, Inc.	OH	Corp	100% owned by The Western and Southern Life Insurance Company	general insurance agency
Western & Southern Financial Group, Inc. (WSFG)	OH	Corp	100% owned by WSMHC	holding company
Western & Southern Investment Holdings, LLC	OH	LLC	100% owned by The Western and Southern Life Insurance Company	real estate ownership entity(ies)
Western & Southern Mutual Holding Company (WSMHC)	OH	Corp	Mutual Insurance Holding Company
Western-Southern Life Assurance Company (WSLAC)	OH	Corp	100% owned by The Western and Southern Life Insurance Company

WS Country Place GP, LLC	OH	LLC	100% owned by W&S Real Estate Holdings, LLC	real estate ownership entity(ies)
WS Workforce Apartments Investor, LLC	OH	LLC	100% owned by The Western and Southern Life Insurance Company - Separate Account A	real estate ownership entity(ies)
WSALD CEH, LLC	OH	LLC	100% owned by W&S Real Estate Holdings, LLC	real estate ownership entity(ies)
WSALD NPH, LLC	OH	LLC	100% owned by W&S Real Estate Holdings, LLC	real estate ownership entity(ies)

Item 30. Indemnification
Integrity's By-Laws provide, in Article V, Section 5.1 provides:
To the extent permitted by the laws of the State of Ohio, subject to all applicable requirements thereof:
(a)    The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.
(b)    The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect to any of the following:
(1)    Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent the court of common pleas or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;
(2)    Any action of suit in which the only liability asserted against a Director is pursuant to Section 1701.95 of the Ohio Revised Code.
(c)    To the extent that a Director, trustee, officer, employee, or agent has been successful in the merits or otherwise in defense of any action, suit, or proceeding referred to in division (a) and (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.
(d)    Any indemnification under divisions (a) and (b) of this Article, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon the determination that indemnification of the Director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (a) and (b) of this Article. Such determination shall be made as follows:
(1)    By a majority vote of a quorum consisting of Directors of the Corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

(2)    If the quorum described in division (d)(1) of this Article is not obtainable or if a majority vote of a quorum of disinterested Directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Corporation or any person to be indemnified within the past five years;
(3)    By the Shareholders; or
(4)    By the court of common pleas or the court in which such action, suit or proceeding was brought.
Any determination made by the disinterested Directors under Article (d)(1) or by independent legal counsel under Article (d)(2) shall be promptly communicated to the person who threatened or brought the action or suit by in the right of the Corporation under (b) of this Article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.
(e)    (1)    Expenses, including attorney's fees, incurred by a Director in defending the action, suit, or proceeding shall be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Director in which he agrees to do both of the following:
(i)    Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation;
(ii)    Reasonably cooperate with the Corporation concerning the action, suit or proceeding.
(2)    Expenses, including attorney's fees, incurred by a Director, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (a) and (b) of this Article, may be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee, or agent to repay such amount, if it ultimately is determined that he is not entitled to be indemnified by the Corporation.
(f)    The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the Articles or the Regulations for any agreement, vote of Shareholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.
(g)    The Corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self insurance, on behalf of or for any person who is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in whom the Corporation has a financial interest.
Item 31. Principal Underwriters
(a)        Touchstone Securities, Inc. (Touchstone Securities) is the principal underwriter for Separate Account I of Integrity Life Insurance Company. Touchstone Securities also serves as an underwriter for Separate Account VUL of Integrity Life Insurance Company, Separate Account I of National Integrity Life Insurance Company, Western-Southern Life Assurance Company’s Separate Account 1, Columbus Life Insurance Company Separate Account I and for the shares of several series of Touchstone Variable Series Trust, Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Funds Group Trust, each of which is affiliated with the Depositor.
(b)    The names and principal business addresses* of the officers and directors of, and their positions with, Touchstone Securities, Inc. are as follows:
Directors:
James N. Clark        Director
Jill T. McGruder        Director
Jonathan D. Niemeyer        Director
Donald J. Wuebbling        Director

Officers:
E. Blake Moore, Jr.        President, Chief Executive Officer
Mary T. Mock                    Senior Vice President, Head of Distribution

Julie L. Morse                    Senior Vice President, Marketing
Erik M. Aatrs                    Vice President, Senior Fixed Income Strategist
Richard M. Koerner                Vice President, Senior ETF Sales Specialist
Timothy J. Costanza                Vice President, Managing Director
Amy Fisher                    Vice President, Managing Director
Jay V. Johnson                Vice President, Corporate Finance and Treasurer
Timothy S. Stearns                Vice President, Chief Compliance Officer
Terrie A. Wiedenheft                Chief Financial Officer
Scott J. Wittman                Vice President
Sarah Sparks Herron                Secretary
Benjamin J. Alge                Divisional Vice President
Timothy A. Bray                Divisional Vice President
Steven Seid                    Divisional Vice President
Lindsay M. Connelly                Assistant Vice President, Assistant Treasurer
Michael S. Jones                Assistant Vice President
John S. Musgrove                Assistant Vice President, Assistant Treasurer
Jason T. Anderson                Assistant Treasurer

*The principal business address for the above is 303 Broadway, Cincinnati, Ohio 45202, unless otherwise noted.
(c)    Not applicable.
Item 32. Location of Accounts and Records
The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Integrity at 400 Broadway, Cincinnati, Ohio 45202
Item 33. Management Services
There are currently no management-related services provided to the Registrant.
Item 34. Fee Representation
Pursuant to Section 26(f) of the Investment Company Act of 1940, as amended, Integrity represents that the aggregate charges under the variable annuity contract described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Integrity.

EXHIBIT INDEX

Item 27 (j)(d) Powers of Attorney.
Item 27(k) Legal Opinion and Consent of Counsel.

Item 27(l) Other Opinions - Consent of Independent Registered Public Accounting Firm.

Integrity VAROOM II    April 26, 2024
SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, the Depositor and the Guarantor, certify that they meet all of the requirements for effectiveness of this post-effective amendment to their Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amendment to the Registration Statement to be signed on their behalf, in the City of Cincinnati and State of Ohio on this April 26, 2024.

SEPARATE ACCOUNT I OF
INTEGRITY LIFE INSURANCE COMPANY
(Registrant)

By: Integrity Life Insurance Company
(Depositor)

By:	/s/ Jill T. McGruder
Jill T. McGruder, President and CEO

INTEGRITY LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Jill T. McGruder
Jill T. McGruder, President and CEO

THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY
(Guarantor)

By:	/s/ John F. Barrett
John F. Barrett, Chairman, President and CEO

Integrity VAROOM II    April 26, 2024
SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City of Cincinnati and State of Ohio on this April 26, 2024.

INTEGRITY LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Jill T. McGruder
Jill T. McGruder, President and CEO

The following persons, in the capacities and on the dates indicated, have signed this amendment to the Registration Statement as required by the Securities Act of 1933:

PRINCIPAL EXECUTIVE OFFICER:	/s/ Jill T. McGruder
Jill T. McGruder, President and CEO
April 26, 2024

PRINCIPAL FINANCIAL OFFICER:	/s/ Bradley J. Hunkler
Bradley J. Hunkler, Senior Vice President and Chief Financial Officer
April 26, 2024

PRINCIPAL ACCOUNTING OFFICER:	/s/ Wade M. Fugate
Wade M. Fugate, Vice President and Controller
April 26, 2024

DIRECTORS:

/s/ John F. Barrett	/s/ Jonathan D. Niemeyer
John F. Barrett	Jonathan D. Niemeyer
April 26, 2024	April 26, 2024
/s/ Jill T. McGruder	/s/ Donald J. Wuebbling
Jill T. McGruder	Donald J. Wuebbling
April 26, 2024	April 26, 2024

Integrity VAROOM II    April 26, 2024

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Guarantor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City of Cincinnati and State of Ohio on this April 26, 2024.

THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY
(Guarantor)

By:	/s/ John F. Barrett
John F. Barrett, Chairman, President and CEO

PRINCIPAL EXECUTIVE OFFICER:	/s/ John F. Barrett
John F. Barrett, Chairman, President and CEO
April 26, 2024

PRINCIPAL FINANCIAL OFFICER:	/s/ Bradley J. Hunkler
Bradley J. Hunkler, Senior Vice President and Chief Financial Officer
April 26, 2024

PRINCIPAL ACCOUNTING OFFICER:	/s/ Wade M. Fugate
Wade M. Fugate, Vice President and Controller
April 26, 2024

DIRECTORS:

/s/ John F. Barrett	/s/ Wade M. Fugate
John F. Barrett	Wade M. Fugate, Attorney-in-Fact for John P. Zanotti
April 26, 2024
April 26, 2024

/s/ Wade M. Fugate	/s/ Wade M. Fugate
Wade M. Fugate, Attorney-in-Fact for James N. Clark	Wade M. Fugate, Attorney-in-Fact for Robert B. Truitt
April 26, 2024	April 26, 2024

/s/ Wade M. Fugate
Wade M. Fugate, Attorney-in-Fact for Thomas L. Williams
April 26, 2024